Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. _)

Filed by the Registrant                                   [X]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement                  [  ] Confidential, for Use of the Commission

[X] Definitive Proxy Statement                         Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Additional Materials

[  ] Soliciting Material under Section 240.14a-12

TEMPLETON FOREIGN SMALLER COMPANIES FUND

(a series of Franklin Templeton International Trust)

TEMPLETON GLOBAL SMALLER COMPANIES FUND

 (Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

TEMPLETON FOREIGN SMALLER COMPANIES FUND

(a series of Franklin Templeton International Trust)

TEMPLETON GLOBAL SMALLER COMPANIES FUND

A Special Meeting of Shareholders of Templeton Foreign Smaller Companies Fund (the “Foreign Fund”), a series of Franklin Templeton International Trust (“FTIT”), and Templeton Global Smaller Companies Fund (the “Global Fund,” and together with the Foreign Fund, the “Funds,” and each individually, a “Fund”), will be held on October 27, 2015, to vote on several important proposals that affect the Funds. Please read the enclosed materials and cast your vote on the proxy card(s) or voting instruction form(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for each Fund have been carefully reviewed by the Fund’s Board of Trustees (each, a “Board,” and together, the “Boards”). The Trustees of FTIT and the Trustees of the Global Fund, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of the Foreign Fund and the Global Fund, respectively. Each Fund’s Board recommends that you vote FOR each proposal that applies to your Fund(s).

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), and follow the instructions.

If you have any questions before you vote, please call D.F. King & Co., Inc., an ASTOne Company (“D.F. King”), our proxy solicitor, at 1-888-502-0385 (8:00 a.m.-11:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m.-6:00 p.m., Eastern time, Saturday). We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect your Fund(s). The proposals are described in greater detail in the enclosed proxy statement. We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on which proposals are to be voted upon by each Fund’s shareholders. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

Shareholders are being asked to vote on the following proposals:

1.               For each Fund, to approve a new investment management agreement with Templeton Investment Counsel, LLC (“TICL”).

2.               For each Fund, to approve a new subadvisory agreement with Franklin Templeton Investments Corp. (“FTIC”).

3.               For each Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

4.               For the Foreign Fund, to approve an agreement and plan of reorganization that provides for the reorganization of the Foreign Fund into a newly created series of Templeton Global Investment Trust (“TGIT”).

5.               For the Global Fund, to elect a Board of Trustees.

Has each Fund’s Board approved the proposals that relate to that Fund?

The Boards have unanimously approved each proposal and recommend that you vote to approve each proposal that applies to your Fund(s).

1.        For each Fund, to approve a new investment management agreement with TICL.

Why is TICL recommended to serve as each Fund’s investment manager?

The purpose of the proposed investment management agreement with TICL is to better align the responsibilities and compensation among TICL and FTIC with respect to the portfolio management of the Funds. Currently, FTIC serves as the primary investment manager for each Fund, and TICL serves as the subadviser for each Fund. Beginning in January 2015, Harlan B. Hodes, Executive Vice President and Portfolio Manager-Research Analyst with TICL, assumed the duties of lead portfolio manager of each Fund, and David A. Tuttle, Vice President and Portfolio Manager-Research Analyst with FTIC, began serving as an additional portfolio manager of each Fund. Mr. Hodes has served as a portfolio manager of each Fund since 2007. In recognition of the shift in levels of responsibility and services provided by TICL when Mr. Hodes assumed the role of lead portfolio manager of the Funds, the Board of each Fund is recommending that TICL serve as the primary investment manager for the Fund, and that FTIC serve as the subadviser for the Fund.

What effect, if any, will the approval of the proposed investment management agreement with TICL have on a Fund’s management fees?

The approval of the proposed investment management agreement with TICL for each Fund will have no impact on the amount of management fees paid by a Fund. The proposed investment management agreement with TICL for each Fund will have the same fee schedule as the current investment management agreement with FTIC for such Fund.

2.          For each Fund, to approve a new subadvisory agreement with FTIC.

Why is FTIC recommended to serve as each Fund’s subadviser?

As noted above, the purpose of the proposed subadvisory agreement with FTIC is to better align the responsibilities and compensation among TICL and FTIC with respect to the portfolio management of the Funds. Since January 2015, Mr. Hodes, who is employed by TICL, has served as the lead portfolio manager of each Fund, and TICL has provided most of the portfolio management services to the Funds, as well as oversight and monitoring. Mr. Tuttle, who is employed by FTIC, has served in a supporting portfolio management role.

Q&A

1

What effect will the approval of a new subadvisory agreement with FTIC have on a Fund’s management fees?

The approval of the proposed subadvisory agreement with FTIC for each Fund will have no impact on the amount of the management fees paid by the Funds because FTIC’s fees will be deducted from the fees that TICL receives from the Funds.

3.        For each Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of each Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are affiliated with Franklin Templeton Investments, and subadvisers that are not affiliated with Franklin Templeton Investments, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable such Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect my Fund?

The use of the Manager of Managers Structure will not change the fees paid to the investment manager by a Fund. In order for a Fund to rely on an exemptive order received by Franklin Advisers, Inc. from the SEC permitting the use of the Manager of Managers Structure, the Fund’s use of the Manager of Managers Structure must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the Investment Company Act of 1940. The Board of each Fund determined to seek shareholder approval of the Manager of Managers Structure in connection with this special shareholder meeting, which was called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

4.        For the Foreign Fund, to approve an agreement and plan of reorganization that provides for the reorganization of the Foreign Fund into a newly created series of TGIT (the “Reorganization”).

What is the purpose of the Reorganization?

The purpose of the Reorganization is to shift oversight responsibility of the Foreign Fund to a Board of Trustees that oversees the Global Fund and other Templeton global and foreign equity funds, so that both the Foreign Fund and the Global Fund, which are managed by the same portfolio management team, as well as the other Templeton global and foreign equity funds, are overseen by the same Board.

How will the Reorganization affect the Foreign Fund?

It is not anticipated that the Reorganization, if approved by shareholders, would affect your investment in the Foreign Fund or how the Fund is managed on a day-to-day basis. The Reorganization will not change the Foreign Fund’s investment goal, strategies, policies or the fees currently paid by the Fund to its service providers. If the Reorganization is approved by shareholders and implemented, TICL would continue to serve as the investment manager and FTIC would continue to serve as a subadviser of the Foreign Fund, if approved as discussed in Proposals 1 and 2.

5.        For the Global Fund, to elect a Board of Trustees.

Why am I electing 12 Trustees for the Global Fund?

Section 16(a) of the Investment Company Act of 1940, as amended, permits a vacancy on the board of an investment company to be filled by the board but only if, immediately after filling any such vacancy, at least two-thirds of the trustees then holding office have been elected to such office by the holders of the outstanding voting securities of the investment company. Currently, 9 of the Trustees serving on the Global Fund’s Board have been elected by shareholders, and the remaining 3 of the Trustees were appointed by the Global Fund Board (the “Global Fund Board”). Accordingly, you are being asked to elect 12 Trustees such that following the Meeting, all of the Trustees serving on the Global Fund Board would have been elected by shareholders, which would provide the Global Fund Board with more flexibility when a future vacancy exists on the Global Fund Board as a result of Trustee resignation or otherwise. Allowing the Global Fund Board to fill a vacancy on the Global Fund Board would avoid the need to incur the cost of an additional proxy solicitation in the foreseeable future.

2

What role does the Global Fund Board play?

The Global Fund Board has the responsibility for looking after the interests of the Global Fund’s shareholders. As such, the Global Fund Board has an obligation to serve the best interests of shareholders in providing oversight of the Global Fund, including approving policy changes. In addition, the Global Fund Board reviews the Global Fund’s performance, oversees the Global Fund’s activities, and reviews contractual arrangements with service providers of the Global Fund.

What is the affiliation of the Global Fund Board and Franklin Templeton Investments?

The Global Fund Board currently has, and is proposed to continue to have, over 75% of its trustees be “independent” and to have two “interested” trustees. Trustees are determined to be “interested” by virtue of, among other things, their affiliation with the Franklin Templeton funds or with Franklin Templeton Investments as fund management. Independent trustees have no affiliation with Franklin Templeton Investments and are compensated by the Global Fund.

6.         Who         is D.F. King & Co., Inc., an ASTOne Company (“D.F. King”)?

D.F. King (the “Solicitor”) is a company not affiliated with the Funds or with Franklin Templeton Investments that the Funds have hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, a certain percentage of a Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be adjourned or postponed.

7.        How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of a Fund on the record date. The record date is July 28, 2015.

8.         How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) or voting instruction form and following the recorded instructions. In addition, you may also vote through the Internet by visiting the web site printed on your proxy card(s) or voting instruction form and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call D.F. King at 1-888-502-0385.

9.        How do I sign the proxy card(s)?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card(s) or form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

3

TEMPLETON FOREIGN SMALLER COMPANIES FUND

(a series of Franklin Templeton International Trust)

TEMPLETON GLOBAL SMALLER COMPANIES FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of Templeton Foreign Smaller Companies Fund (the “Foreign Fund”), a series of Franklin Templeton International Trust (“FTIT”), and Templeton Global Smaller Companies Fund (the “Global Fund,” and together with the Foreign Fund, the “Funds,” and each individually, a “Fund”), which will be held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, on October 27, 2015, at 12:00 noon, Eastern time. The enclosed materials discuss the proposals (the “Proposals”) to be voted on at the meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund(s) in which you invested. If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on all Proposals on which you are entitled to vote, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” the Proposal(s). If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted “FOR” each Proposal.

We urge you to review carefully the Proposals in the proxy statement. Then, please fill out and sign the proxy card(s) or voting instruction form and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, additional costs of having to conduct additional mailings may be avoided. PLEASE COMPLETE, SIGN AND RETURN each proxy card or voting instruction form you receive.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call D.F. King & Co., Inc., an ASTOne Company (“D.F. King”), our proxy solicitor, toll-free at 1-888-502-0385. Agents are available 8:00 a.m. – 11:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 6:00 p.m., Eastern time, Saturday.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

[THIS PAGE INTENTIONALLY LEFT BLANK]

TEMPLETON FOREIGN SMALLER COMPANIES FUND

(a series of Franklin Templeton International Trust)

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Boards of Trustees of Franklin Templeton International Trust (“FTIT”), on behalf of Templeton Foreign Smaller Companies Fund (the “Foreign Fund”), and Templeton Global Smaller Companies Fund (the “Global Fund,” and together with the Foreign Fund, the “Funds,” and each individually, a “Fund”), have called a Special Meeting of Shareholders (the “Meeting”) of the Funds, which will be held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on October 27, 2015, at 12:00 noon, Eastern time.

During the Meeting, shareholders of the Funds will be asked to vote on the following Proposals:

1.               For each Fund, to approve a new investment management agreement with Templeton Investment Counsel, LLC.

2.               For each Fund, to approve a new subadvisory agreement with Franklin Templeton Investments Corp.

3.               For each Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

4.               For the Foreign Fund, to approve an agreement and plan of reorganization that provides for the reorganization of the Foreign Fund into a newly created series of Templeton Global Investment Trust.

5.               For the Global Fund, to elect a Board of Trustees.

By Order of the Boards of Trustees,

Lori A. Weber

Vice President

August 24, 2015

Please sign and promptly return the proxy card(s) or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 27, 2015

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at www.franklintempleton.com. The form of proxy on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call D.F. King & Co., Inc., an ASTOne Company (“D.F. King”), our proxy solicitor, toll free at 1-888-502-0385.

PROXY STATEMENT

TABLE OF CONTENTS

		Page
¿ INFORMATION ABOUT VOTING..................................................................................................................................		1

Who is asking for my vote?...............................................................................................................................		1

Who is eligible to vote?.....................................................................................................................................		1

On what issues am I being asked to vote?.......................................................................................................		1

How does the Board of Trustees of my Fund recommend that I vote?.......................................................		1

How do I ensure that my vote is accurately recorded?.................................................................................		2

May I revoke my proxy?....................................................................................................................................		2

What if my shares are held in a brokerage account?.....................................................................................		2

May I attend the Meeting in Person?................................................................................................................		2

¿ THE PROPOSALS

PROPOSAL 1:	FOR EACH FUND, TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH TEMPLETON INVESTMENT COUNSEL, LLC.....................................	2

PROPOSAL 2:	FOR EACH FUND, TO APPROVE A NEW SUBADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENTS CORP.....................................................................	2

PROPOSAL 3:	FOR EACH FUND, TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY A FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL...............	12

PROPOSAL 4:	FOR THE FOREIGN FUND, TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE FOREIGN FUND INTO A NEWLY CREATED SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST.....................................................................................................................	14

PROPOSAL 5:	FOR THE GLOBAL FUND, TO ELECT A BOARD OF TRUSTEES..........................................	17

¿ ADDITIONAL INFORMATION ABOUT THE FUNDS.................................................................................................		29

¿ FURTHER INFORMATION ABOUT VOTING AND THE MEETING........................................................................		30
Exhibit A-1	Form of New Investment Management Agreement with TICL for the Foreign Fund..................	A-1-1

Exhibit A-2	Form of New Investment Management Agreement with TICL for the Global Fund....................	A-2-1

Exhibit B	Form of New Subadvisory Agreement with FTIC.............................................................................	B-1

Exhibit C	Form of Agreement and Plan of Reorganization...............................................................................	C-1

Exhibit D	Nominating Committee Charter...........................................................................................................	D-1

Exhibit E	Outstanding Shares and Classes of the Funds as of July 28, 2015................................................	E-1

Exhibit F	Principal Holders of Fund Shares as of July 28, 2015.....................................................................	F-1

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Templeton Foreign Smaller Companies Fund

TEMPLETON GLOBAL SMALLER COMPANIES FUND

PROXY STATEMENT

¿ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Boards of Trustees of Franklin Templeton International Trust (“FTIT”), on behalf of Templeton Foreign Smaller Companies Fund (the “Foreign Fund”), and Templeton Global Smaller Companies Fund (the “Global Fund,” and together with the Foreign Fund, the “Funds,” and each individually, a “Fund”), in connection with a Special Meeting of Shareholders of the Funds to be held on October 27, 2015 (the “Meeting”), have requested your vote on several matters.

Who is eligible to vote?

Shareholders of record at the close of business on July 28, 2015 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting. The Notice of Special Meeting of Shareholders, the proxy card(s) and the proxy statement were first mailed to shareholders of record on or about August 24, 2015.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

1.               For each Fund, to approve a new investment management agreement with Templeton Investment Counsel, LLC (“TICL”).

2.               For each Fund, to approve a new subadvisory agreement with Franklin Templeton Investments Corp. (“FTIC”).

3.               For each Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

4.               For the Foreign Fund, to approve an agreement and plan of reorganization that provides for the reorganization of the Foreign Fund into a newly created series of Templeton Global Investment Trust (“TGIT”).

5.               For the Global Fund, to elect a Board of Trustees.

How does the Board of Trustees of my Fund recommend that I vote?

The Board of Trustees of FTIT (the “FTIT Board”), on behalf of the Foreign Fund, and the Board of Trustees of the Global Fund (the “Global Fund Board,” and together with the FTIT Board, the “Boards” and each individually, a “Board”) unanimously recommend that you vote:

1.               For each Fund – FOR the approval of a new investment management agreement with TICL.

2.               For each Fund – FOR the approval of a new subadvisory agreement with FTIC.

3.               For each Fund – FOR the approval of the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

4.               For the Foreign Fund – FOR the approval of an agreement and plan of reorganization that provides for the reorganization of the Foreign Fund into a newly created series of TGIT.

5.               For the Global Fund – FOR the election of all nominees as Trustees.

How do I ensure that my vote is accurately recorded?

You may submit your proxy in one of four ways:

•      By Internet. The web address and instructions for voting can be found on the enclosed proxy card(s) or voting instruction form. You will be required to provide your control number located on the proxy card(s) or voting instruction form.

•      By Telephone. The toll-free number for telephone voting can be found on the enclosed proxy card(s) or voting instruction form. You will be required to provide your control number located on the proxy card(s) or voting instruction form.

•      By Mail. Mark the enclosed proxy card(s) or voting instruction form, sign and date it, and return it in the postage-paid envelope we provided.

•      In Person at the Meeting. You can vote your shares in person at the Meeting.

If you require additional information regarding the Meeting, you may contact D.F. King, the proxy solicitor, toll-free at 1-888-502-0385. Please see the section entitled “Further Information About Voting and the Meeting” for more information on D.F. King.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals but not the other Proposals, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” the Proposal(s). If you simply sign, date and return the proxy card(s), but do not specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted “FOR” the Proposal(s).

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the appropriate Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “legal proxy” from your broker and present it to the Inspector of Elections at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card(s) to your broker rather than to the appropriate Fund.

May I attend the Meeting in Person?

Shareholders of record at the close of business on July 28, 2015 are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from custodian or broker-dealer confirming ownership, as of July 28, 2015 and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited. Shareholders without proof of ownership and identification will not be admitted.

¿  THE PROPOSALS

PROPOSAL 1:	FOR EACH FUND, TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH TEMPLETON INVESTMENT COUNSEL, LLC

PROPOSAL 2:	FOR EACH FUND, TO APPROVE A NEW SUBADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENTS CORP.

Each Board unanimously recommends that the shareholders of their Fund approve (1) a new investment management agreement with Templeton Investment Counsel, LLC (“TICL”), and (2) a new subadvisory agreement with Franklin Templeton Investments Corp. (“FTIC”).

Background

In September 2007, FTIC began serving as the investment manager for both Funds in order to have Bradley A. Radin, a portfolio manager with FTIC, serve as the Funds’ lead portfolio manager, and TICL began serving as the Funds’ subadviser. In December 2007, Harlan B. Hodes, a portfolio manager with TICL, began providing portfolio management services to the Funds. Shareholders of the Funds approved such investment management and subadvisory agreements with FTIC and TICL, respectively, on January 4, 2008. However, the portfolio management responsibilities have evolved and migrated so that beginning in January 2015, Mr. Hodes assumed the duties of lead portfolio manager of each Fund, and David A. Tuttle, a portfolio manager and research analyst with FTIC, has served as an additional portfolio manager of each Fund. In recognition of the evolution of portfolio management responsibilities of TICL when Mr. Hodes assumed the role of lead portfolio manager of the Funds, Fund management proposed to the Boards that TICL, an indirect wholly owned subsidiary of Franklin Resources, Inc. (“Resources”), become the Funds’ primary investment manager, and that FTIC, also an indirect wholly owned subsidiary of Resources and an affiliate of TICL, continue to provide portfolio management services as the subadviser to both Funds. In addition, TICL intends to add Heather Waddell, CFA, Senior Vice President of TICL, as an additional portfolio manager for each Fund to provide portfolio management support as needed.

In order for TICL to serve as the primary investment manager for the Funds, and for FTIC to serve as the subadviser to the Funds, each Fund would need to enter into a new investment management agreement with TICL, and TICL and FTIC would need to enter into a new subadvisory agreement with respect to each Fund. Pursuant to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), each of the new investment management agreements and subadvisory agreements requires the approval of the applicable Fund’s shareholders.

Therefore, shareholders of the Foreign Fund are being asked to approve a new Investment Management Agreement between FTIT, on behalf of the Foreign Fund, and TICL, and shareholders of the Global Fund are being asked to approve a new Investment Management Agreement between the Global Fund and TICL (together, the “New IM Agreements”). In addition, shareholders of each Fund are being asked to approve a new Subadvisory Agreement between TICL and FTIC with respect to such Fund (together, the “New Subadvisory Agreements”). The New IM Agreement and the New Subadvisory Agreement for each Fund are substantially similar to the prior investment management agreement and subadvisory agreement for each Fund, except that certain changes to the New IM Agreement for the Foreign Fund have been made to provide for certain general updates and the fees payable under the New Subadvisory Agreements, which are paid by TICL and not the Funds, would change. There is no proposed change in the level of investment management fees to be paid by the Funds nor is there any change in the quality of services to be provided to the Funds. Fund management does not believe that the approval of the New IM Agreements and the New Subadvisory Agreements will affect how either Fund is managed or either Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in either Fund.

Proposals 1 and 2 require that shareholders of each Fund approve both Proposal 1 and Proposal 2. If either Proposal 1 or Proposal 2 is not approved by shareholders of a Fund, it is expected that the Fund will continue to operate under its current management structure and the Board of the Fund will need to consider what steps to take with respect to the ongoing management of such Fund.

Foreign Fund. FTIC serves as the Foreign Fund’s investment manager pursuant to an investment management agreement dated January 4, 2008 (the “Foreign Fund IM Agreement”). The FTIT Board most recently voted to renew the Foreign Fund IM Agreement on April 14, 2015. The Foreign Fund IM Agreement was last submitted to shareholders of the Foreign Fund on January 4, 2008.

TICL serves as subadviser to the Foreign Fund pursuant to a Subadvisory Agreement with FTIC dated January 4, 2008, and amended as of November 1, 2014 (the “Foreign Fund Subadvisory Agreement”). The FTIT Board most recently voted to renew the Foreign Fund Subadvisory Agreement on April 14, 2015. The Foreign Fund Subadvisory Agreement was last submitted to shareholders of the Foreign Fund on January 4, 2008.

For the fiscal year ended October 31, 2014, the amount of investment management fees paid by the Foreign Fund to FTIC was $1,709,329, out of which $806,939 was paid by FTIC to TICL for subadvisory services provided to Foreign Fund during that period.

Global Fund. FTIC serves as the Global Fund’s investment manager pursuant to an amended and restated investment management agreement dated June 1, 2014 (the “Global Fund IM Agreement,” and together with the Foreign Fund IM Agreement, the “Current IM Agreements”). The Global Fund Board most recently voted to renew the Global Fund IM Agreement on May 19, 2015. The Global Fund IM Agreement was last submitted to shareholders of the Global Fund on January 4, 2008.

TICL serves as subadviser to the Global Fund pursuant to a Subadvisory Agreement with FTIC dated January 4, 2008, and amended as of June 1, 2014 (the “Global Fund Subadvisory Agreement,” and together with the Foreign Fund Subadvisory Agreement, the “Current Subadvisory Agreements”). The Global Fund Board most recently voted to renew the Global Fund Subadvisory Agreement on May 19, 2015. The Global Fund Subadvisory Agreement was last submitted to shareholders of the Global Fund on January 4, 2008.

For the fiscal year ended August 31, 2014, the amount of investment management fees paid by the Global Fund to FTIC was $9,419,544, out of which $4,721,728 was paid by FTIC to TICL for subadvisory services provided to Global Fund during that period.

Why is TICL recommended to serve as the Funds’ investment manager?

At the July 15, 2015 meeting of the Boards (the “July Meeting”), Fund management recommended to the Boards that TICL serve as each Fund’s investment manager pursuant to a New IM Agreement between each Fund and TICL, subject to shareholder approval. The forms of New IM Agreement with respect to the Foreign Fund and the Global Fund are included as Exhibits A-1 and A-2 to this proxy statement.

TICL currently serves as the subadviser to each Fund. However, the portfolio management responsibilities have evolved and migrated so that beginning in January 2015, Mr. Hodes of TICL assumed the duties of lead portfolio manager for each Fund. The recommendation for TICL to serve as each Fund’s investment manager was made in recognition of the evolution of portfolio management responsibilities of TICL when Mr. Hodes assumed the role of lead portfolio manager of the Funds and a better alignment of the responsibilities and compensation among TICL and FTIC with respect to the current portfolio management of the Funds. TICL provides most of the portfolio management services to the Funds. Mr. Hodes, who is employed by TICL, currently serves as the lead portfolio manager of each Fund and has primary responsibility for the investments of the Fund. Mr. Hodes has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. As each Fund’s primary investment manager, TICL would have additional responsibilities with respect to the Funds, including provision of additional administrative and shareholder services, compliance oversight, responding to routine regulatory inquiries and examinations, Board and shareholder reporting, and related functions, as well as oversight of and coordination with FTIC in its role as the Funds’ subadviser.

TICL, located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, is organized as a Delaware limited liability company and is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). As of June 30, 2015, TICL managed approximately $26.02 billion in assets. TICL is an indirect wholly owned subsidiary of Resources. As a limited liability company, TICL’s sole member is Templeton Worldwide, Inc. (“Templeton Worldwide”), a wholly owned subsidiary of Resources, and TICL has no directors. The principal executive officer of TICL is Donald F. Reed, Chief Executive Officer and Chairman, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923.

Why is FTIC recommended to serve as the Funds’ subadviser?

Also at the July Meeting, Fund management recommended to the Boards that FTIC serve as each Fund’s subadviser pursuant to a New Subadvisory Agreement between TICL and FTIC for such Fund, subject to shareholder approval. The form of New Subadvisory Agreement with respect to both Funds is included as Exhibit B to this proxy statement.

FTIC currently serves as the investment manager of each Fund. However, as discussed above, the portfolio management responsibilities have evolved and migrated so that beginning in January 2015, Mr. Hodes of TICL assumed the duties of lead portfolio manager for each Fund, and Mr. Tuttle of FTIC began serving as an additional portfolio manager of each Fund. Accordingly, at the July Meeting, in conjunction with recommending that TICL serve as each Fund’s primary investment manager, Fund management also recommended that FTIC continue to provide portfolio management services as a subadviser to each Fund, with Mr. Tuttle serving in a supporting portfolio management role.

FTIC, located at 200 King Street West, Suite 1500, Toronto, Ontario, Canada M5H 3T4, is organized as an Ontario, Canada corporation and is registered as an investment adviser with the SEC. As of June 30, 2015, FTIC managed approximately $13.88 billion in assets. FTIC is a wholly owned subsidiary of Templeton Worldwide, which is a wholly owned subsidiary of Resources. The following table sets forth the names and titles of each director and the principal executive officer of FTIC. Unless otherwise noted, the business address of each director and the principal executive officer in the table below is 200 King Street West, Suite 1500, Toronto, Ontario, Canada M5H 3T4.

Name and Address	Title
Donald F. Reed 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director, President and Chief Executive Officer
Ghion Shewangzaw	Director, Senior Vice-President – Head of Canada TA
Duane W. Green	Director, Senior Vice-President – Head Of Institutional Canada

Are there any material differences between the New IM Agreements and the current IM Agreements?

The New IM Agreement and the Current IM Agreement for each Fund are substantially similar in most material respects, except for the change in the identity of the investment manager and that the New IM Agreements will reflect the ability of the Funds to operate in a “manager of managers” structure, as discussed in Proposal 3, if approved by shareholders. Furthermore, certain terms that are common in the latest forms of investment management agreements used across the Franklin Templeton Investments complex were added to the New IM Agreements for both Funds, including: (i) a provision clarifying that proxy voting decisions with respect to a Fund’s portfolio securities are made by the Investment Manager unless the Fund’s Board determines otherwise; (ii) a provision contractually binding the Investment Manager to any fee waiver or limitation on Fund expenses that the Investment Manager has publicly disclosed to investors; and (iii) a provision requiring the Investment Manager to reimburse the Fund for losses or expenses resulting from the action or inaction of the Investment Manager in certain circumstances. In addition, other conforming changes have been made in order to make the New IM Agreement for the Foreign Fund consistent with the forms of investment management agreement used for most Templeton funds in the Franklin Templeton Investments complex. Such changes include without limitation: (i) adding a more detailed list of administrative services provided under the agreement; (ii) adding provisions regarding the performance of services in accordance with regulatory requirements and furnishing of books and records to regulatory authorities; (iii) clarifying that, in the absence of the Investment Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of the Investment Manager’s duties under the New IM Agreement, the limitation on liability applied to the Investment Manager also applies to the Investment Manager’s officers, directors, employees or agents for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the New IM Agreement or for any loss or damage resulting from certain events beyond the Investment Manager’s control; (iv) limiting the liability of the Foreign Fund and its officers, trustees, employees, agents and shareholders to the assets of the Foreign Fund, in accordance with the terms of its Agreement and Declaration of Trust; and (v) changing the law governing the agreement from California law to Delaware law.

What are the material terms of the New IM Agreements?

Below is a summary of the material terms of the New IM Agreements. The following discussion is qualified in its entirety by reference to the forms of the New IM Agreements attached as Exhibits A-1 and A-2 to this proxy statement.

Services.  TICL will manage each Fund’s assets subject to and in accordance with such Fund’s investment goals and policies, the terms of the applicable New IM Agreement, and any directions which the applicable Board may issue from time to time. TICL will make all determinations with respect to the investment of each Fund’s assets and the purchase and sale of each Fund’s investment securities, and will take such steps as may be necessary to implement the same.

TICL also will be responsible for providing or procuring, at its own expense (unless otherwise agreed to by the parties), the following services to each Fund to the extent that any such services are not otherwise provided by any other service provider to the Fund: (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in the applicable New IM Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the SEC and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities. TICL will engage Franklin Templeton Services, LLC (“FT Services”) to provide such services to the Funds.

Management Fees. Pursuant to the New IM Agreements, the annual rate of the fee payable to TICL by each Fund is identical to the fee paid by the Funds under the Current IM Agreements to FTIC, and shall be based upon the following annual rates of each Fund’s average daily net assets:

Foreign Fund	Global Fund

1.00% of the value of net assets up to and including $100 million;	0.900% of the value of net assets up to and including $200 million;

0.90% of the value of net assets over $100 million up to and including $250 million;	0.885% of the value of net assets over $200 million, up to and including $700 million;

0.80% of the value of net assets over $250 million up to and including $500 million; and	0.850% of the value of net assets over $700 million, up to and including $1 billion;

0.75% of the value of net assets over $500 million.	0.830% of the value of net assets over $1 billion, up to and including $1.2 billion;

0.805% of the value of net assets over $1.2 billion, up to and including $5 billion;

0.785% of the value of net assets over $5 billion, up to and including $10 billion;

0.765% of the value of net assets over $10 billion, up to and including $15 billion;

0.745% of the value of net assets over $15 billion, up to and including $20 billion; and

0.725% of the value of net assets over $20 billion.

Fund Expenses. The New IM Agreement for each Fund includes a general list of expenses that are payable by the Fund. However, the obligations of each Fund and the investment manager with respect to Fund expenses would remain unchanged.

Brokerage.  Under the New IM Agreements, as under the Current IM Agreements, TICL will seek to obtain the best net price and execution for the Funds. The New IM Agreements recognize that TICL may place orders on behalf of the Funds with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” provided by that broker.

Proxy Voting. The New IM Agreement for each Fund provides that all decisions on proxy voting with respect to the Fund’s portfolio securities will be made by the Fund’s investment manager, unless the Fund’s Board determines otherwise. However, the role and obligations of each Fund’s investment manager with respect to proxy voting would remain unchanged.

Delegation. The New IM Agreements include a new provision that reflects the ability of the Funds to operate in a “manager of managers” structure, as discussed in Proposal 3, if approved by shareholders.

Limitation of Liability. The New IM Agreements for the Funds provide that in the absence of TICL’s willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New IM Agreements, TICL will not be subject to liability to the Funds for any act or omission in providing investment management services. The same limitation of liability of the investment manager is provided in the Current IM Agreements.

Continuance. If shareholders of a Fund approve the New IM Agreement, such agreement will continue in effect until two years from the date of its execution, unless earlier terminated. Each New IM Agreement is thereafter renewable annually for successive periods of 12 months by a vote of a majority of the Fund’s Board who are not parties to the New IM Agreement or “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of any such party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Fund’s Board as a whole.

Termination.  Each New IM Agreement may be terminated by either party at any time, without payment of any penalty, on sixty (60) days’ written notice to the other party, provided that termination by the Fund is approved by a majority of the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

Are there any material differences between the New Subadvisory Agreements and the Current Subadvisory Agreements?

The New Subadvisory Agreement and the Current Subadvisory Agreement for each Fund are substantially the same in all material respects, except for the change in investment manager and subadviser, and the change in fees paid by the investment manager to the subadviser.

What are the material terms of the New Subadvisory Agreements?

Below is a summary of the material terms of the New Subadvisory Agreements. The following discussion is qualified in its entirety by reference to the form of New Subadvisory Agreement attached as Exhibit B to this proxy statement.

Services. Subject to the overall policies, direction and review of the Boards and subject to the instructions and supervision of TICL, FTIC will provide certain investment advisory services with respect to securities and investments and cash equivalents in each Funds.

Subadvisory Fees. FTIC’s provision of subadvisory services to the Funds will have no impact on the amount of investment management fees that are paid by a Fund because the fees that are received by FTIC will be paid directly by TICL.

Under the New Subadvisory Agreement, TICL would pay FTIC a sub-advisory fee of 10% of the “net investment advisory fee” paid by the Fund to TICL. The net investment advisory fee is defined in the New Subadvisory Agreement to equal (i) 96% of an amount equal to the total investment management fee payable to TICL, minus any Fund fees and/or expenses waived and/or reimbursed by TICL minus (ii) any fees payable by TICL to FT Services for fund administrative services.

Payment of Expenses. During the term of the New Subadvisory Agreements, FTIC will pay all expenses incurred by it in connection with the services to be provided by it under the New Subadvisory Agreements other than the cost of securities (including brokerage commissions, if any) purchased by the Funds.

Brokerage.  FTIC will seek to obtain the best net price and execution for each Fund’s portfolio transactions consistent with the Fund’s brokerage policy and “best execution.” The New Subadvisory Agreements authorize FTIC to allocate brokerage business to broker-dealers that provide brokerage and research services as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended.

Limitation of Liability. Each New Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreement on the part of FTIC, neither FTIC nor any of its directors, officers, employees or affiliates will be subject to liability to TICL, the Fund, or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Continuance. If shareholders of the Funds approve the New Subadvisory Agreements, each such agreement will continue in effect for two years from the date of its execution, unless earlier terminated. Each New Subadvisory Agreement is thereafter renewable annually for successive periods of 12 months by a vote of a majority of the Fund’s Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of outstanding voting securities of a Fund, as defined in the 1940 Act, or (b) a majority of the Fund’s Board as a whole.

Termination. Each New Subadvisory Agreement may be terminated (i) at any time, without payment of any penalty, by the Board upon written notice to TICL and FTIC, or by vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, or (ii) by TICL or FTIC upon not less than sixty (60) days’ written notice to the other party.

What other Investment Companies are Managed or Subadvised by TICL and FTIC?

Following is a list of funds that are managed or subadvised by TICL and FTIC that have investment objectives and strategies similar to the Funds.

Investment Manager	Name of Comparable Fund	Net Assets of Fund (in millions) (as of 06/30/15)	Investment Management/ Subadvisory Fee (annually, as % of average daily net assets)	Investment Management/ Subadvisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)
TICL	TIF-Foreign Smaller Companies Series	1,349.4

0.95% of the value of net assets up to and including $1 billion;

0.93% of the value of net assets over $1 billion up to and including $5 billion;

0.91% of the value of net assets over $5 billion up to and including $10 billion;

0.89% of the value of net assets over $10 billion up to and including $15 billion;

0.87% of the value of net assets over $15 billion up to and including $20 billion;

0.85% of the value of net assets over $20 billion

				No
FTIC	John Hancock Funds II - International Small Cap Fund	798.8

0.60% of the value of net assets up to and including $200 million;

0.50% of the value of net assets over $200 million up to and including $500 million;

0.40% of the value of net assets over $500 million

				No
TICL	Clearwater International Fund	65.6

0.95% of the value of net assets up to and including $25 million;

0.85% of the value of net assets over $25 million up to and including $50 million;

0.75% of the value of net assets over $50 million up to and including $100 million;

0.65% of the value of net assets over $100 million up to and including $250 million;

0.55% of the value of net assets over $250 million up to and including $500 million;

0.50% of the value of net assets over $500 million

				No
TICL	JNL/Franklin Templeton International Small Cap Growth Fund	196.0

0.67% of the value of net assets[1] up to and including $100 million;

0.64% of the value of net assets over $100 million up to and including $250 million;

0.62% of the value of net assets over $250 million up to and including $500 million;

0.60% of the value of net assets over $500 million up to and including $750 million;

0.59% of the value of net assets over $750 million up to and including $1,000 million;

0.55% of the value of net assets over $1,000 million

				No

1              For purposes of determining effective fee rate, net assets includes the aggregate assets of other JNL portfolios managed by TICL or an affiliated advisor.

What fees were paid by each Fund to Affiliates of TICL and FTIC during the most recent fiscal year?

Information regarding the fees paid by each Fund to affiliates of TICL and FTIC during the Fund’s most recently completed fiscal year is provided below, under “ADDITIONAL INFORMATION ABOUT THE FUNDS.”

What did the Board of my Fund consider when it approved the New IM Agreement and the New Subadvisory Agreement?

Templeton Global Smaller Companies Fund

At a meeting held July 15, 2015, the Global Fund Board, including a majority of non-interested or independent Trustees, approved the investment management agreement for the Global Fund with TICL and a subadvisory agreement with FTIC (together with TICL, the “Managers”, and each individually, an “Investment Manager”). In reaching its decision to approve the agreements, the Global Fund Board took into account that TICL had previously been providing investment management services to the Global Fund in a subadvisory capacity while FTIC had acted as the principal investment manager. This year, the duties of lead portfolio manager transitioned to a portfolio manager at TICL, with support being provided by FTIC. To better align the responsibilities and compensation among TICL and FTIC and address related transfer pricing issues, the Global Fund Board determined that it would be appropriate to consider a new investment management agreement with TICL and a new subadvisory agreement with FTIC. The Global Fund Board took into account that the Global Fund will have the same investment goals, principal investment policies, service provider arrangements (except with respect to the investment management and subadvisory entities), and other key factors. The Global Fund Board considered various materials relating to the investment management and subadvisory agreements, including: (1) copies of the proposed form of agreements; (2) the biographies of the portfolio managers; (3) information describing the fee payments and allocations under the new agreements; and (4) information explaining certain other changes to the New IM Agreement to make the agreement consistent with the form of investment management agreement used for most Templeton funds and the latest forms of investment management agreements used across the Franklin Templeton Investments complex.

In determining that the terms of the proposed agreements were fair and reasonable, the Global Fund Board took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by TICL under the proposed New IM Agreement and by FTIC under the proposed New Subadvisory Agreement; (2) the Managers’ experience with this Fund in the past; (3) the fairness of the compensation under the proposed agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of the Managers; (5) profitability matters; and (6) the Managers’ compliance capabilities, as demonstrated by their respective policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the Global Fund Board in connection with their initial approvals of both TICL and FTIC. They acknowledged that the Global Fund Board also had previously approved the Code of Ethics and Insider Trading Compliance Policies and Procedures of TICL and FTIC, which apply regardless of whether the entity is serving as the primary investment manager or subadviser. In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel.

The following sets forth some of the preliminary information and factors relevant to the Global Fund Board’s decision to approve the agreements. This discussion of the information and factors considered by the Global Fund Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Global Fund Board. In view of the wide variety of factors considered, the Global Fund Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing and following factors. In addition, individual Trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Trustees reviewed the nature, extent and quality of the services to be provided by both Managers. In this regard, they reviewed the Global Fund’s investment goal and the Managers’ ability to implement the Global Fund’s investment strategy, including, but not limited to, the Managers’ trading practices and investment decision processes. The Trustees reviewed the Global Fund’s portfolio managers, including their performance, staffing, and skills, and noted there would be no change in the nature, extent or quality of the services provided to the Global Fund. They also considered that the nature, extent and quality of the services to be provided under the other service agreements with affiliates of the Managers would not be altered by the agreements.

Based on their review, the Trustees were satisfied with the nature and quality of the overall services to be provided by the Managers to the Global Fund and its shareholders and were confident in the abilities of the Managers to continue to implement the Global Fund’s investment strategy and to provide quality services to the Global Fund and its shareholders.

INVESTMENT PERFORMANCE. The Global Fund Board noted the investment performance of the Managers in managing this Fund, which was most recently reviewed by the Trustees in May 2015 as part of the annual contract renewal process (the “2015 Contract Renewal Process”). At that time, the Trustees reviewed information on the performance of the Global Fund relative to peers and determined that such performance was acceptable, noting the Global Fund’s longer term performance and portfolio management changes. The Global Fund Board also considered that the proposed arrangements provide for the assignment of an additional portfolio manager to the Global Fund and should benefit shareholders.

COMPARATIVE EXPENSES AND PROFITABILITY. The Global Fund Board considered the cost to the Global Fund of the services to be provided by the Managers will remain unchanged, though the proposed agreements provide for a change in the allocation of the fees based on the respective services to be provided by TICL and FTIC to the Global Fund. As part of the 2015 Contract Renewal Process, the Global Fund Board found the contractual investment management fee rate and total expense ratio of the Global Fund in comparison to its Lipper expense group to be acceptable. Further, the Global Fund Board determined that the level of profits realized by the Managers and their affiliates from providing services to the Global Fund was not excessive in view of the nature, quality and extent of services provided.

In considering the appropriateness of the investment management fee to be charged to the Global Fund, which is the same as the investment management fee currently charged to the Global Fund, the Global Fund Board reviewed and considered the nature, extent and quality of the overall investment management services expected to be provided by the Managers. As part of the 2015 Contract Renewal Process, the Trustees had considered various other funds that are advised by the portfolio management team and their relative fees and reasons for differences, if any, with respect thereto and any potential conflicts. The Global Fund Board also had reviewed the extent to which the Managers may derive ancillary benefits from Global Fund operations.

The information provided previously by Lipper on other funds (the “Comparable Funds”) in connection with the 2015 Contract Renewal Process showed that the investment management fee was just above the management fee charged by the Comparable Funds. The Global Fund Board noted its earlier finding from the 2015 Contract Renewal Process that that the total expenses of the Fund were within the range of the total expenses of the Comparable Funds.

Based upon its consideration of all these factors, the Global Fund Board determined that the investment management fee structure, including the subadvisory fees to be paid by TICL, was fair and reasonable.

ECONOMIES OF SCALE. The Global Fund Board considered economies of scale that may be realized by the Managers and their affiliates as the Global Fund grows larger and the extent to which they are shared with Global Fund shareholders. The Global Fund’s investment management agreement provides a fee at the rate of 0.900% on the value of average daily net assets up to and including $200 million; 0.885% on the value of average daily net assets over $200 million up to and including $700 million; 0.850% on the value of average daily net assets over $700 million up to and including $1 billion; 0.830% of the value of average daily net assets over $1 billion and up to and including $1.2 billion; 0.805% on the value of average daily net assets over $1.2 billion up to and including $5 billion; 0.785% of the value of average daily net assets over $5 billion up to and including $10 billion; 0.765% of the value of average daily net assets over $10 billion up to and including $15 billion; 0.745% of the value of average daily net assets over $15 billion up to and including $20 billion; and 0.725% of the value of average daily net assets over $20 billion. At the end of 2014, the Global Fund’s net assets were approximately $1.13 billion, and to the extent economies of scale may be realized by the Managers and their affiliates through growth of the Global Fund, the Global Fund Board believes the schedule of fees under the investment management agreement provides a sharing of benefits with the Global Fund and its shareholders.

Franklin Templeton International Trust – Templeton Foreign Smaller Companies Fund

At a meeting held July 15, 2015, the FTIT Board of Trustees, including a majority of non-interested or independent Trustees, approved the investment management agreement for the Foreign Fund, FTIT, with TICL and a subadvisory agreement with FTIC ( together with TICL, the “Managers”). In reaching its decision to approve the agreements, the FTIT Board took into account that TICL had previously been providing investment management services to the Foreign Fund in a subadvisory capacity while FTIC had acted as the principal investment manager. This year, the duties of lead portfolio manager transitioned to a portfolio manager at TICL, with support being provided by FTIC. To better align the responsibilities and compensation among TICL and FTIC and address related transfer pricing issues, the FTIT Board determined that it would be appropriate to consider a new investment management agreement with TICL and a new subadvisory agreement with FTIC. The FTIT Board took into account that the Foreign Fund will have the same investment goals, principal investment policies, service provider arrangements (except with respect to the investment management and subadvisory entities), and other key factors. The FTIT Board considered various materials relating to the investment management and subadvisory agreements, including: (1) copies of the proposed form of agreements; (2) the biographies of the portfolio managers; (3) information describing the fee payments and allocations under the new agreements; and (4) information explaining certain other changes to the TICL Agreement to make the agreement consistent with the form of investment management agreement used for most Templeton funds, in connection with the proposed reorganization of the Foreign Fund into a newly created series of Templeton Global Investment Trust, and the latest forms of investment management agreements used across the Franklin Templeton Investments complex.

In determining that the terms of the proposed agreements were fair and reasonable, the FTIT Board took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by TICL under the proposed New IM Agreement and by FTIC under the proposed New Subadvisory Agreement; (2) the Managers’ experience with this Foreign Fund in the past; (3) the fairness of the compensation under the proposed agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of the Managers; (5) profitability matters; and (6) the Managers’ compliance capabilities, as demonstrated by their respective policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the FTIT Board in connection with their initial approvals of both TICL and FTIC. They acknowledged that the FTIT Board also had previously approved the Code of Ethics and Insider Trading Compliance Policies and Procedures of TICL and FTIC, which apply regardless of whether the entity is serving as the primary investment manager or subadviser. In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel.

The following sets forth some of the preliminary information and factors relevant to the FTIT Board’s decision to approve the agreements. This discussion of the information and factors considered by the FTIT Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the FTIT Board. In view of the wide variety of factors considered, the FTIT Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing and following factors. In addition, individual Trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Trustees reviewed the nature, extent and quality of the services to be provided by both Managers. In this regard, they reviewed the Foreign Fund’s investment goal and the Managers’ ability to implement the Foreign Fund’s investment strategy, including, but not limited to, the Managers’ trading practices and investment decision processes. The Trustees reviewed the Foreign Fund’s portfolio managers, including their performance, staffing, and skills, and noted there would be no change in the nature, extent or quality of the services provided to the Foreign Fund. They also considered that the nature, extent and quality of the services to be provided under the other service agreements with affiliates of the Managers would not be altered by the agreements.

Based on their review, the Trustees were satisfied with the nature and quality of the overall services to be provided by the Managers to the Foreign Fund and its shareholders and were confident in the abilities of the Managers to continue to implement the Foreign Fund’s investment strategy and to provide quality services to the Foreign Fund and its shareholders.

INVESTMENT PERFORMANCE. The FTIT Board noted the investment performance of the Managers in managing the Foreign Fund, which was most recently reviewed by the Trustees in April 2015 as part of the annual contract renewal process (the “2015 Contract Renewal Process”). At that time, the Trustees discussed the Foreign Fund’s relative under- performance and noted that additional resources had been made available to the Fund, which was closed to new investors. The FTIT Board considered that the proposed arrangements reflect the addition of a new portfolio manager to the Foreign Fund and should benefit shareholders.

COMPARATIVE EXPENSES AND PROFITABILITY. The FTIT Board considered the cost to the Foreign Fund of the services to be provided by the Managers will remain unchanged, though the proposed agreements provide for a change in the allocation of the fees based on the respective services to be provided by TICL and FTIC to the Foreign Fund. As part of the 2015 Contract Renewal Process, the FTIT Board found the contractual investment management fee rate and total expense ratio of the Foreign Fund in comparison to its Lipper expense group to be acceptable. Further, the FTIT Board determined that the level of profits realized by the Managers and their affiliates from providing services to the Foreign Fund was not excessive in view of the nature, quality and extent of services provided.

In considering the appropriateness of the investment management fee to be charged to the Foreign Fund, which is the same as the investment management fee currently charged to the Foreign Fund, the FTIT Board reviewed and considered the nature, extent and quality of the overall investment management services expected to be provided by the Managers. As part of the 2015 Contract Renewal Process, the Trustees had considered various other funds that are advised by the portfolio management team and their relative fees and reasons for differences, if any, with respect thereto and any potential conflicts. The FTIT Board also had reviewed the extent to which the Managers may derive ancillary benefits from Foreign Fund operations.

The information provided previously by Lipper on other funds (the “Comparable Funds”) in connection with the 2015 Contract Renewal Process showed that the investment management fee was below the median of its Lipper expense group and its actual total expense ratio was above but within eighteen basis points of the expense group median. The FTIT Board noted its earlier finding from the 2015 Contract Renewal Process that the total expenses of the Fund were within the range of the total expenses of the Comparable Funds.

Based upon its consideration of all these factors, the FTIT Board determined that the investment management fee structure, including the subadvisory fees to be paid by TICL, was fair and reasonable.

ECONOMIES OF SCALE. The FTIT Board considered economies of scale that may be realized by the Managers and their affiliates as the Fund grows larger and the extent to which they are shared with Foreign Fund shareholders. The FTIT Board confirmed its earlier observation that the asset size of the Foreign Fund, at approximately $142 million at December 31, 2014, affords no meaningful economies of scale.

What is the required vote on Proposal 1 and Proposal 2?

Proposals 1 and 2 will be voted on separately by shareholders of each Fund. For each Fund, the New IM Agreement and the New Subadvisory Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the 1940 Act. The vote of a “majority of the outstanding voting securities” of a Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund (the “1940 Act Vote”).

If either Proposal 1 or Proposal 2 is not approved by shareholders of a Fund, it is expected that the Fund will continue to operate under its current management structure and the Board of the Fund will need to consider what steps to take with respect to the ongoing management of such Fund.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.

PROPOSAL 3:              FOR EACH FUND, TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY A FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Pursuant to an investment management agreement between each Fund and its Investment Manager (currently, FTIC, and under the proposed New IM Agreements described in Proposal 1, TICL)), the Investment Manager is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Fund’s Board.

Each Fund’s Investment Manager is indirectly owned by Resources. Many of Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. Resources operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters. Depending on the strategy for a particular Fund, the Fund’s Investment Manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to Fund shareholders the full benefit of the global resources of Resources. Alternatively, a Fund’s Investment Manager may wish to provide the Fund with the skill and expertise of a subadviser that is not affiliated in any way with Resources or the Fund’s Investment Manager.

Provisions of the 1940 Act that apply to the Funds require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to Franklin Advisers, Inc. (“FAI”) that permits FAI, and any Investment Manager Affiliates (such as TICL) and any existing or future registered open-end investment company or series advised by FAI or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the independent trustees, and certain other conditions. The Order would allow a Fund’s Investment Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Investment Manager (e.g., the Investment Manager and the subadviser are both wholly owned by Resources), and new subadvisers that are not affiliated with the Investment Manager in any way (the “Manager of Managers Structure”). Before a Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by a 1940 Act Vote.

Why am I being asked to vote on this Proposal?

Each Fund’s Board determined to seek shareholder approval of the Manager of Managers Structure in connection with the Meeting, which otherwise was called to vote on the New IM Agreements, the New Subadvisory Agreements and the other matters described in this proxy statement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s Investment Manager, with the approval of the Fund’s Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund. The process of seeking shareholder approval could cause delays in executing changes that a Fund’s Board and Investment Manager have determined are in the best interests of the Fund. Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

Under the Manager of Managers Structure, upon receiving approval of a Fund’s Board, including a majority of the Fund’s Independent Trustees, subadvisers selected by a Fund’s Investment Manager could immediately manage the Fund’s assets. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser. Any new fund launched by Franklin Templeton Investments typically will allow for the Manager of Managers Structure.

The Investment Managers for the Funds currently do not intend to use the Manager of Managers Structure to change or add subadvisers for such Funds, assuming shareholders approve Proposals 1 and 2. However, as noted above, Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or if a Fund’s Investment Manager believes it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate. If a Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval.

How will the Manager of Managers Structure operate?

Under the Manager of Managers Structure, the Investment Manager of each Fund will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board of the Fund, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement.

Under the Manager of Managers Structure, a Fund’s Investment Manager would have the overall responsibility, subject to oversight by the Fund’s Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the Order requires a Fund’s Investment Manager, subject to the review and approval of the Fund’s Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions. In addition, subject to the review by the Fund’s Board, the Fund’s Investment Manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of a Fund’s Investment Manager or material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

If a Fund’s Investment Manager, with the approval of the Fund’s Board, including a majority of the Fund’s Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to a Fund more quickly and with less potential expense to the Fund; (2) permit a Fund’s Investment Manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit a Fund’s Board to approve material changes to a subadvisory agreement.

How does this Proposal affect my fees as a shareholder of a Fund?

Approval of this Proposal will not affect your fees as a shareholder of a Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by a Fund. Further shareholder approval would be necessary to increase the management fees that are payable by a Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 3 is approved for a Fund, and the Fund’s Board and Investment Manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met. Rather, a Fund’s Investment Manager, with the approval of the Fund’s Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did each Fund’s Board approve the Manager of Managers Structure?

Each Fund’s Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to use the Manager of Managers Structure.

What is the required vote on Proposal 3?

Proposal 3 will be voted on by shareholders of each Fund. For Proposal 3, before a Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the 1940 Act Vote of the Fund’s shareholders.

If Proposal 3 is not approved by a Fund’s shareholders, then the Fund’s Investment Manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL  4:             FOR THE FOREIGN FUND, TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE FOREIGN FUND INTO A NEWLY CREATED SERIES OF TGIT

The FTIT Board unanimously recommends that the shareholders of the Foreign Fund approve an Agreement and Plan of Reorganization (the “Plan”), substantially in the form attached to this proxy statement as Exhibit C, that would result in your shares of the Foreign Fund being exchanged for shares of Templeton Foreign Smaller Companies Fund (the “New Foreign Fund”), a newly created series of TGIT. The proposed transaction is referred to throughout this proxy statement as the “Reorganization.” To implement the Reorganization, the FTIT Board has approved the Plan, which contemplates the continuation of the current business of the Foreign Fund in the form of the New Foreign Fund.

What will the Reorganization mean for the Foreign Fund and its shareholders?

If the Plan is approved by shareholders of the Foreign Fund and the Reorganization is implemented, shareholders of the Foreign Fund would become shareholders of the New Foreign Fund, which would have the same investment goals, policies, risks, fundamental restrictions, portfolio management, service providers and fee structure as the Foreign Fund. If the Foreign Fund’s shareholders approve the New IM Agreement between the Foreign Fund and TICL, as described in Proposal 1, and the New Subadvisory Agreement between TICL and FTIC for the Foreign Fund, as described in Proposal 2, upon the closing of the Reorganization, TICL will serve as the investment manager to the New Foreign Fund pursuant to an investment management agreement that is substantially identical to the New IM Agreement, and FTIC will serve as the subadviser to the New Foreign Fund pursuant to a subadvisory agreement that is substantially identical to the New Subadvisory Agreement. In addition, if the Foreign Fund’s shareholders approved the Fund’s use of the Manager of Managers Structure, as discussed in Proposal 3, the New Foreign Fund also would be permitted to use the Manager of Managers Structure.

The New Foreign Fund is intended to replicate the characteristics of the Foreign Fund in all material respects, including the New IM Agreement discussed in Proposal 1, the New Subadvisory Agreement discussed in Proposal 2, and the use of the Manager of Managers Structure discussed in Proposal 3, except that the New Foreign Fund is a series of a different trust within the Franklin Templeton Investments fund complex that has several different Board members and officers than FTIT. The Board of Trustees of TGIT (the “TGIT Board”) has three more Trustees than the FTIT Board, although the two Boards have several common members. The names of the Trustees currently serving on the FTIT Board and the TGIT Board are listed below. The TGIT Board is comprised of the same members as the Global Fund Board and information regarding such individuals, each of whom is nominated for election to continue serving as a Trustee of the Global Fund, may be found under Proposal 5 of this proxy statement.

FTIT – Foreign Fund	TGIT – New Foreign Fund

Independent Trustees	Independent Trustees
Harris J. Ashton*	Harris J. Ashton*
Mary C. Choksi	Ann Torre Bates
Edith E. Holiday*	Frank J. Crothers
J. Michael Luttig*	Edith E. Holiday*
Frank A. Olson*	J. Michael Luttig*
Larry D. Thompson*	David W. Niemiec
John B. Wilson	Frank A. Olson*
Larry D. Thompson*
Constantine D. Tseretopoulos
Robert E. Wade

Interested Trustees	Interested Trustees
Gregory E. Johnson*	Gregory E. Johnson*
Rupert H. Johnson, Jr.*	Rupert H. Johnson, Jr.*

*   The Trustee serves on the FTIT Board and the TGIT Board.

In addition, the officers of TGIT are the same as those of FTIT, except that for TGIT Norman J. Boersma serves as President and Chief Executive Officer - Investment Management, and Mark H. Otani serves as Treasurer, Chief Financial Officer and Chief Accounting Officer.

It is anticipated that the TGIT Board and the officers of TGIT will operate the New Foreign Fund in essentially the same manner as the Foreign Fund is operated. Thus, on the effective date of the Reorganization, you would hold an interest in the New Foreign Fund that is equivalent to your interest in the Foreign Fund.

FTIT and TGIT are both organized as Delaware statutory trusts and registered with the SEC as open-end, registered management investment companies. The governing documents of FTIT and TGIT are substantially identical, and shareholders of the New Foreign Fund will have the same rights and protection from liability as they did under the governing documents of the Foreign Fund.

What is the purpose of the Plan and the Reorganization?

The purpose of the Plan and the Reorganization is to shift oversight responsibility of the Foreign Fund to a Board of Trustees that oversees the Global Fund and other Templeton global and foreign equity funds, so that both the Foreign Fund and the Global Fund, which are managed by the same portfolio management team, as well as the other Templeton global and foreign equity funds, are overseen by the same Board.

What are the procedures and consequences of the Reorganization?

Upon completion of the Reorganization, the New Foreign Fund will continue the business of the Foreign Fund with the same investment goal, strategies and policies as those existing on the date of the Reorganization, and will hold the same portfolio of securities previously held by the Foreign Fund. The New Foreign Fund will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Foreign Fund. If shareholders of the Foreign Fund approve the New IM Agreement with TICL discussed in Proposal 1, the New Subadvisory Agreement with FTIC discussed in Proposal 2, and the use of the Manager of Managers Structure discussed in Proposal 3, substantially identical arrangements would be implemented for the New Foreign Fund. As a new series of TGIT, shares of the New Foreign Fund will be offered through TGIT’s registration statement on Form N-1A under the federal securities laws.

The New Foreign Fund was created solely for the purpose of becoming the successor to, and carrying on the business of, the Foreign Fund and like the Foreign Fund will remain closed to new investors. To accomplish the Reorganization, the Plan provides that the Foreign Fund will transfer all of its portfolio securities and any other assets, subject to all related liabilities, to the New Foreign Fund. In exchange for these assets and liabilities, the New Foreign Fund will issue its own shares to the Foreign Fund, which will then distribute those shares pro rata to you as a shareholder of the Foreign Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the New Foreign Fund as you held in the Foreign Fund on the date of the Reorganization. The net asset value of each share of New Foreign Fund will be the same as that of the Foreign Fund on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Foreign Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Foreign Fund will be terminated as a designated series of FTIT.

The FTIT Board and/or the TGIT Board may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Plan inadvisable. If the Reorganization is not approved by shareholders, or if the FTIT Board and/or TGIT Board abandons the Reorganization, the Foreign Fund will continue to operate as a series of FTIT. If the Reorganization is approved by shareholders, it is expected to be completed within a reasonable time following such approval.

What effect will the Reorganization have on the Foreign Fund’s current investment management arrangements?

As a result of the Reorganization, TGIT, on behalf of the New Foreign Fund, will enter into investment management arrangements that are substantially identical to the investment management arrangements in place for the Foreign Fund at the time of the Reorganization. Therefore, if the Foreign Fund’s shareholders approve the New IM Agreement with TICL discussed in Proposal 1 and the New Subadvisory Agreement with FTIC discussed in Proposal 2, TGIT, on behalf of the New Foreign Fund, will enter into an investment management agreement with TICL that is substantially identical to the New IM Agreement, and TICL will enter into a subadvisory agreement with FTIC for the New Foreign Fund that is substantially identical to the New Subadvisory Agreement. The investment management fees to be paid by the New Foreign Fund will be the same as the investment management fees currently paid by the Foreign Fund.

What effect will the Reorganization have on the shareholder servicing agreements and distribution plans?

Franklin Templeton Investor Services, LLC will provide transfer agency, dividend disbursing, shareholder servicing and accounting services to the New Foreign Fund under an agreement with TGIT that is substantially identical to the agreement currently in place for the Foreign Fund. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the New Foreign Fund under a distribution agreement that is substantially identical to the distribution agreement currently in effect for the Foreign Fund.

As of the effective date of the Reorganization, the New Foreign Fund will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the Foreign Fund.

What is the effect of shareholder approval of the Plan?

By voting “FOR” the Plan, you will be agreeing to become a shareholder of the New Foreign Fund, a series of TGIT, with investment management and subadvisory agreements, distribution plans and other service arrangements that are substantially the same as those in place for the Foreign Fund.

Under the 1940 Act, the shareholders of an investment company must approve the initial investment management and subadvisory agreements for a fund and approve use of the Manager of Managers Structure. Theoretically, if the Plan is approved by shareholders and the Foreign Fund is reorganized as the New Foreign Fund, the shareholders of the New Foreign Fund would still need to vote on the initial investment management and subadvisory agreements and the use of the Manager of Managers Structure in order to comply with the 1940 Act.

In order to comply with these requirements and consistent with SEC guidance, and if shareholders of the Foreign Fund approve the New IM Agreement with TICL under Proposal 1, the New Subadvisory Agreement with FTIC under Proposal 2 and the use of the Manager of Managers Structure under Proposal 3, shareholder approval of the Plan will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) an investment management agreement and subadvisory agreement for the New Foreign Fund that are substantially identical to the New IM and New Subadvisory Agreements for the Foreign Fund; and (2) the use of the Manager of Managers Structure by the New Foreign Fund.

If the Plan is approved, then this initial shareholder approval will be arranged by the Foreign Fund: (1) purchasing one share of the New Foreign Fund; (2) as sole shareholder, voting “FOR” the initial investment management agreement (and subadvisory agreement), and the use of the Manager of Managers Structure; and (3) then redeeming its shares, all prior to the completion of the Reorganization. These actions will enable the New Foreign Fund to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

What is the capitalization and structure of TGIT and the New Foreign Fund?

TGIT was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on December 21, 1993. TGIT is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the New Foreign Fund and the same classes of shares as the Foreign Fund.

As of the effective date of the Reorganization, shares of the Foreign Fund and the New Foreign Fund will: (1) have similar distribution and redemption rights; (2) be fully paid and non-assessable; (3) have similar conversion rights; and (4) have no preemptive or subscription rights. Shares of the respective classes of the Foreign Fund and the New Foreign Fund will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither FTIT nor TGIT provides for cumulative voting in the election of its Board members. The New Foreign Fund also will have the same fiscal year as the Foreign Fund. At a later time, the TGIT Board may approve a change in the New Foreign Fund’s fiscal year end to align such fiscal year end with the fiscal year end of the other series of TGIT.

Are there any tax consequences for shareholders?

The Reorganization is designed to be tax-free for federal income tax purposes. The principal federal income tax consequences that are expected to result from the Reorganization are as follows:

•      no gain or loss will be recognized by the Foreign Fund or the shareholders of the Foreign Fund as a direct result of the Reorganization;

•      no gain or loss will be recognized by the New Foreign Fund as a direct result of the Reorganization;

•      the basis of the assets of the Foreign Fund received by the New Foreign Fund will be the same as the basis of those assets held by the Foreign Fund immediately prior to the exchange;

•      the holding period of the assets of the Foreign Fund received by the New Foreign Fund will include the period during which such assets were held by the Foreign Fund;

•      the aggregate tax basis of the shares of the New Foreign Fund to be received by a shareholder of the Foreign Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Foreign Fund; and

•      the holding period of the shares of the New Foreign Fund received by a shareholder of the Foreign Fund as part of the Reorganization will include the period that a shareholder held the shares of the Foreign Fund (provided that such shares of the Foreign Fund are capital assets held by such shareholder as of the effective date of the Reorganization).

Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to FTIT, on behalf of the Foreign Fund, and TGIT, on behalf of the New Foreign Fund, as to the foregoing federal income tax consequences of the Reorganization.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization was consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and thus was taxable, the Foreign Fund would recognize gain or loss on the transfer of its assets to the New Foreign Fund and each shareholder of the Foreign Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Foreign Fund shares and the fair market value of the shares of the New Foreign Fund it received.

At October 31, 2014, the Foreign Fund had capital loss carryforwards of $13,038,009 expiring in 2017. The New Foreign Fund will succeed to these capital loss carryforwards of the Foreign Fund. However, following the Reorganization, it is anticipated that the New Foreign Fund may change its fiscal year end from October 31 to March 31 to conform to that of the other series of TGIT. This change would result in the New Foreign Fund having a short fiscal year ending March 31, 2016, which may result in an earlier expiration of the New Foreign Fund’s capital loss carryovers.

You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain of the federal income tax consequences.

What is the required vote on Proposal 4?

Proposal 4 must be approved by the 1940 Act Vote of the Foreign Fund’s shareholders. If Proposal 4 does not receive the requisite approval, the Reorganization will not occur, and the Foreign Fund will continue to operate as a series of FTIT.

THE FTIT BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 4.

PROPOSAL  5:             FOR THE GLOBAL FUND, TO ELECT A BOARD OF TRUSTEES

Why am I electing 12 Trustees for the Global Fund?

Section 16(a) of the Investment Company Act of 1940, as amended, permits a vacancy on the board of an investment company to be filled by the board but only if, immediately after filling any such vacancy, at least two-thirds of the trustees then holding office have been elected to such office by the holders of the outstanding voting securities of the investment company. Currently, 9 of the Trustees serving on the Global Fund Board have been elected by shareholders, and the remaining 3 of the Trustees were appointed by the Global Fund Board. Accordingly, you are being asked to elect 12 Trustees such that following the Meeting, all of the Trustees serving on the Global Fund Board would have been elected by shareholders, which would provide the Global Fund Board with more flexibility when a future vacancy exists on the Global Fund Board as a result of Trustee resignation or otherwise. Allowing the Global Fund Board to fill a vacancy on the Global Fund Board would avoid the need to incur the cost of an additional proxy solicitation in the foreseeable future.

How are nominees selected?

The Global Fund Board has a Nominating Committee consisting of Edith E. Holiday (Chairperson), Frank J. Crothers and Frank A. Olson, none of whom is an “interested person” of the Global Fund as defined by the 1940 Act. Trustees who are not interested persons of the Global Fund are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as the “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Global Fund Board; and (b) for selection and nomination as Interested Trustees by the full Global Fund Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Global Fund’s Investment Manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Global Fund Board.

When the Global Fund Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Global Fund Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Global Fund Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Global Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Global Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Global Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Global Fund Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Global Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Global Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Global Fund Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached to this proxy statement as Exhibit D.

Who are the nominees and Trustees?

The Global Fund’s nominees and the current Trustees of the Global Fund are Harris J. Ashton, Ann Torre Bates, Frank J. Crothers, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos, Robert E. Wade, Rupert H. Johnson, Jr. and Gregory E. Johnson. As described more fully below, these nominees have significant experience managing investment vehicles. All of the nominees are currently members of the Global Fund Board, and 10 of the 12 nominees are deemed to be Independent Trustees. In addition, all of the current nominees and Trustees are also directors or trustees of other investment companies within the Franklin Templeton Investments fund complex.

Interested Trustees of the Global Fund hold director and/or officer positions with, or are principal stockholders of, Resources and its affiliates. Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 17.38% of its outstanding shares as of June 30, 2015. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., Chairman of the Board, Trustee and Vice President of the Global Fund, is the uncle of Gregory E. Johnson, a Trustee of the Global Fund. There are no other family relationships among the Trustees or nominees for Trustee.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustees.

In addition to personal qualities, such as integrity, in considering candidates for the Global Fund Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Trustee’s duties and fiduciary obligations. Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Global Fund Board. As indicated, Harris J. Ashton and Frank A. Olson have both served as chief executive officers of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec has served as a chief financial officer of a major corporation; Ann Torre Bates has served as a chief financial officer of a major corporation and as board member of a number of public companies; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; Robert E. Wade has over thirty years of experience as a practicing attorney; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Frank J. Crothers has served as the chief executive officer of several foreign closely held corporations; and Rupert H. Johnson, Jr. and Gregory E. Johnson are both high ranking executive officers of Resources.

Listed below with the business activities of the nominees and Trustees are their names and years of birth, their positions and length of service with the Global Fund and the number of portfolios in the Franklin Templeton Investments fund complex that they oversee.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	145	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	43

Navient Corporation (loan management, servicing and asset recovery) (2014-present), Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010) and SLM Corporation (Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2004	26	Fortis, Inc. (utility holding company) (2007-present) and AML Foods Limited (retail distributors) (1989-present).

Principal Occupation During at Least the Past 5 Years:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2004 and Lead Independent Trustee since 2007	145

Hess Corporation (exploration and refining of oil and gas) (1993-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	42	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2004	145	Hess Corporation (exploration and refining of oil and gas) (1998-2013).

Principal Occupation During at Least the Past 5 Years:                                                                                                                         Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June – December 1987).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	145	Cbeyond, Inc. (business communications provider) (2010-2012), The Southern Company (energy company) (2014-present; previously 2010-2012) and Graham Holdings Company (education and media organization) (2011-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2004	26	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	43	El Oro Ltd (investments). (2003-present)
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Trustees:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
** Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	145	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	162	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

*        We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

**      Rupert H. Johnson, Jr. and Gregory E. Johnson are “interested persons” of the Global Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees. Rupert H. Johnson, Jr. is considered an interested person of the Global Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Global Fund’s Investment Manager, and his position with the Global Fund. Gregory E. Johnson is considered an interested person of the Global Fund due to his position as an officer, director and shareholder of Resources. Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. The remaining Trustees of the Global Fund are Independent Trustees.

The following tables provide the dollar range of the equity securities of the Global Fund and of all U.S. registered funds in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of July 28, 2015:

Independent Trustees:

Name of Trustee	Dollar Range of Equity Securities in the Global Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton Investments Fund Complex
Harris J. Ashton........................................	Over $100,000	Over $100,000
Ann Torre Bates.......................................	None	Over $100,000
Frank J. Crothers......................................	None	Over $100,000
Edith E. Holiday.......................................	None	Over $100,000
J. Michael Luttig.......................................	None	Over $100,000
David W. Niemiec....................................	Over $100,000	Over $100,000
Frank A. Olson..........................................	None	Over $100,000
Larry D. Thompson..................................	None	Over $100,000
Constantine D. Tseretopoulos................	None	Over $100,000
Robert E. Wade.........................................	None	Over $100,000

Interested Trustees:

Name of Trustee	Dollar Range of Equity Securities in the Global Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton Investments Fund Complex
Rupert H. Johnson, Jr.......................	None	Over $ 100,000
Gregory E. Johnson..........................	None	Over $ 100,000

There were no purchases or sales of any securities in excess of 1% of any class of outstanding securities of the Global Fund’s Investment Manager or any of the Investment Manager’s parents or subsidiaries by any nominee for election as a Trustee of the Global Fund since the beginning of the Global Fund’s most recently completed fiscal year.

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Global Fund’s business and to ensure that the Global Fund is operated for the benefit of all of the Global Fund’s shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Global Fund and the Global Fund’s investment performance, and will meet more frequently as necessary. The Trustees also oversee the services furnished to the Global Fund by its Investment Manager, and various other service providers.

The Global Fund’s Independent Trustees constitute the sole independent Board members of 14 investment companies in the Franklin Templeton Investments fund complex for which each Independent Trustee currently is paid a $155,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Global Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Global Fund’s Lead Independent Trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Global Fund. Board members who serve on the Audit Committee of the Global Fund and such other investment companies receive a flat fee of $3,000 per Audit Committee meeting attended in person and $2,000 per Audit Committee telephonic meeting attended, a portion of which is allocated to the Global Fund. David W. Niemiec, who serves as Chairman of the Audit Committee of the Global Fund and such other investment companies, receives an additional fee of $15,000 per year, a portion of which is allocated to the Global Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a regularly scheduled Board meeting.

During the fiscal year ended August 31, 2014, there were five meetings of the Board, three meetings of the Audit Committee, and three meetings of the Nominating Committee. Each Trustee then in office, except for Mr. Crothers, attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Global Fund does not currently have a formal policy regarding Trustees’ attendance at the annual shareholders’ meeting. The Global Fund did not hold, and was not required to hold, an annual meeting at which Trustees were elected during its last fiscal year.

Independent Trustees are also reimbursed for expenses incurred in connection with Board meetings. The Interested Trustees and certain officers of the Global Fund who are shareholders of Resources are not compensated by the Global Fund for their services, but may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Global Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Global Fund individually and by all of the funds in the Franklin Templeton Investments fund complex. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Global Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Trustee	Aggregate Compensation from the Global Fund(1)	Total Compensation from Franklin Templeton Investments Fund Complex(2)	Number of Boards within Franklin Templeton Investments Fund Complex on which Trustee Serves(3)
Harris J. Ashton............................................................	$2,851	$493,000	41
Ann Torre Bates(4)........................................................	2,856	451,000	19
Frank J. Crothers..........................................................	2,743	191,000	14
Edith E. Holiday...........................................................	2,896	532,000	41
J. Michael Luttig..........................................................	2,830	509,000	41
David W. Niemiec........................................................	2,900	343,000	18
Frank A. Olson.............................................................	2,830	493,000	41
Larry D. Thompson......................................................	2,830	509,000	41
Constantine D. Tseretopoulos....................................	2,861	204,000	14
Robert E. Wade(4)..........................................................	2,830	620,000	19

(1)     Compensation received for the fiscal year ended August 31, 2014.

(2)     Compensation received for the calendar year ended December 31, 2014.

(3)     We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 46 U.S. registered investment companies, with approximately 163 U.S. based funds or series.

(4)     Ms. Bates and Mr. Wade also are independent trustees of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Global Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Global Fund?

Officers of the Global Fund are appointed by the Trustees and serve at the pleasure of the Global Fund Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Global Fund, and principal occupations during the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Rupert H. Johnson, Jr.	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996
Please refer to the table above for additional information about Mr. Rupert H. Johnson, Jr.
Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012

Principal Occupation During at Least the Past 5 Years:

Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

What are the Standing Committees of the Global Fund Board?

In addition to the Nominating Committee, the Global Fund Board has a standing Audit Committee. The Global Fund Board’s Audit Committee is generally responsible for recommending the selection of the Global Fund’s independent registered public accounting firm (“independent auditors’), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Global Fund’s financial reports and internal controls. The Audit Committee is comprised of the following Independent Trustees: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos. All of the members of the Audit Committee are Independent Trustees.

Selection of Auditors. The Audit Committee and the Global Fund Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Global Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Global Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $42,583 for the fiscal year ended August 31, 2014 and $43,872 for the fiscal year ended August 31, 2013.

Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Global Fund that are reasonably related to the performance of the audit or review of the Global Fund’s financial statements and are not reported under “Audit Fees” were $2,894 for the fiscal year ended August 31, 2014 and $2,894 for the fiscal year ended August 31, 2013. The services for which these fees were paid included attestation services.

In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Global Fund, which engagements relate directly to the operations and financial reporting of the Global Fund. For the fiscal years ended August 31, 2014 and August 31, 2013, there were no fees paid to PwC for such services.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Global Fund for tax compliance, tax advice and tax planning (together, “tax services”) for the fiscal years ended August 31, 2014 and August 31, 2013.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Global Fund, which engagements relate directly to the operations and financial reporting of the Global Fund. The fees for these services were $3,830 for the fiscal year ended August 31, 2014 and $3,100 for the fiscal year ended August 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

All Other Fees. The aggregate fees paid for products and services provided by PwC to the Global Fund, other than the services reported above, were $382 for the fiscal year ended August 31, 2014 and $0 for the fiscal year ended August 31, 2013. The services for which these fees were paid included review of materials provided to the Global Fund Board in connection with the investment management contract renewal process.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Global Fund, which engagements relate directly to the operations and financial reporting of the Global Fund. The fees for these services were $159,354 for the fiscal year ended August 31, 2014 and $39,194 for the fiscal year ended August 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the Global Fund Board in connection with the investment management contract renewal process.

Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services provided by PwC to the Global Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Global Fund were $166,460 for the fiscal year ended August 31, 2014 and $45,188 for the fiscal year ended August 31, 2013. The aggregate non-audit fees for the fiscal year ended August 31, 2014, include the amounts shown under Audit-Related Fees ($2,894), Tax Fees (for services provided to the Investment Manager and its control entities ($3,830)) and All Other Fees ($382) (including services provided to the Investment Manager and its control entities ($159,354)).

The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Global Fund is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Regulation S-X. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

What is the Global Fund Board’s role in risk oversight?

The Global Fund Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Global Fund Board meetings, through regular reports that have been developed by management in consultation with the Global Fund Board and its counsel. These reports address certain investment, valuation and compliance matters.

The Global Fund Board also may receive special written reports or presentations on a variety of risk issues, either upon the Global Fund Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Global Fund Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Global Fund.

With respect to investment risk, the Global Fund Board receives regular written reports describing and analyzing the investment performance of the Global Fund. In addition, the portfolio managers of the Global Fund meet regularly with the Global Fund Board to discuss portfolio performance, including investment risk. To the extent that the Global Fund changes a particular investment strategy that could have a material impact on the Global Fund’s risk profile, the Global Fund Board generally is consulted with respect to such change. To the extent that the Global Fund invests in certain complex securities, including derivatives, the Global Fund Board receives periodic reports containing information about exposure of the Global Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Global Fund Board to discuss a variety of issues, including the impact on the Global Fund of the investment in particular securities or instruments, such as derivatives and commodities, if applicable.

With respect to valuation, the Global Fund’s administrator provides regular written reports to the Global Fund Board that enable the Board to monitor the number of fair valued securities in the Global Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Global Fund’s portfolio. The Global Fund Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Global Fund’s Audit Committee reviews valuation procedures and results with the Global Fund’s independent auditors in connection with the Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Global Fund Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Global Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Global Fund Board. The Global Fund Board adopts compliance policies and procedures for the Global Fund and approves these procedures for the Global Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Global Fund Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

What is the leadership structure of the Global Fund Board?

More than 75% of the Global Fund Board members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Global Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Global Fund Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Global Fund Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Global Fund and its shareholders.

What is the required vote on Proposal 5?

For Proposal 5, the Trustee Nominees will be elected to the Global Fund Board by the affirmative vote of a plurality of votes cast collectively by the shareholders of the Global Fund. This means that the Trustee Nominees receiving the largest number of votes will be elected to fill the available positions.

THE BOARD OF THE GLOBAL FUND UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

¿ ADDITIONAL INFORMATION ABOUT THE FUNDS

The Administrator. Pursuant to a subcontract for fund administration services with each Fund’s Investment Manager, FT Services provides certain administrative services to the Funds. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Resources and an affiliate of each Fund’s Investment Manager. The fee for administrative services provided by FT Services is paid by each Fund’s Investment Manager based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to June 1, 2014, the Global Fund paid FT Services for administrative services. For the fiscal year ended August 31, 2014, FT Services was paid administrative fees of $1,478,094 for services on behalf of the Global Fund.

FT Services will continue to provide administrative services to each Fund after approval of the New IM Agreements and New Subadvisory Agreements.

The Underwriter. The principal underwriter for each Fund is Franklin Templeton Distributors, Inc. (“Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Boards, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Distributors received the following fees for its services provided to the Funds during their most recently completed fiscal year:

Fund	Amount	Fiscal Year Ended
Foreign Fund	$87,320	October 31, 2014
Global Fund	$3,912,272	August 31, 2014

Distributors will continue to act as principal underwriter for each Fund after approval of the New IM Agreements and New Subadvisory Agreements.

The Transfer Agent. The transfer agent and shareholder servicing agent for each Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313. FTIS received the following fees in connection with its services as transfer agent and shareholder servicing agent for the Funds during their most recently completed fiscal year:

Fund	Amount	Fiscal Year Ended
Foreign Fund	$592,007	October 31, 2014
Global Fund	$2,058,373	August 31, 2014

FTIS will continue to act as transfer agent and shareholder servicing agent for each Fund after approval of the New IM Agreements and New Subadvisory Agreements.

The Custodian. The custodian for each Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.

Other Matters. Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call (800) DIAL BEN ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of each Fund as of July 28, 2015, the Record Date, are set forth in Exhibit E.

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of a Fund are set forth in Exhibit F. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of a Fund. To the knowledge of each Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit F, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

As of the Record Date: the Trustees and officers of FTIT, as a group, owned less than 1% of the outstanding shares of each class of the Foreign Fund, and the Trustees and officers of the Global Fund, as a group, owned less than 1% of the outstanding shares of each class of the Global Fund.

Contacting the Board. If a shareholder wishes to send a communication to the Board of a Fund, such correspondence should be in writing and addressed to the Board of that Fund at the Fund’s offices as follows: for the Foreign Fund (before the Reorganization) – One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary; for the New Foreign Fund (if the Reorganization is approved and completed) and for the Global Fund – 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

¿ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Boards. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be allocated as follows: 75% of the solicitation costs will be borne by the Funds’ Investment Managers and 25% of the solicitation costs will be borne by the Funds. With respect to the solicitation costs to be borne by the Funds, to the extent that the costs can be identified for a particular Fund (such as a proposal that affects only one Fund), such costs will be paid by that Fund. Otherwise, the solicitation costs payable by the Funds for each proposal will be borne by both Funds, based upon the number of shareholder accounts in each Fund. Franklin Templeton Investments and the Funds also will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds expect that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of a Fund, and regular employees and agents of a Fund’s Investment Manager or its affiliates involved in the solicitation of proxies are not reimbursed.

D.F. King (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $201,170, including expenses. As noted above, 75% of the cost, or approximately $150,878, will be borne by the Funds’ Investment Managers. The remaining 25%, or approximately $50,292, will be allocated to the Funds, with each Fund paying any cost that can be identified for that particular Fund and the residual costs allocated based upon the number of shareholder accounts in each Fund. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Boards believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the proxy statement by mail, by Internet (as permitted), or by telephone instruction (as permitted), or attend in person.

Voting by Broker-Dealers. The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may only vote on Proposal 5, Election of a Board of Trustees for the Global Fund, on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

Quorum.  For each Fund, the holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals applicable to such Fund. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote,

(ii) the broker or nominee has voted such shares in their discretion on Proposal 5, but (iii) the broker or nominee does not have discretionary voting power on other matters), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve each Proposal is set forth in the discussion of the Proposal above. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals that require a 1940 Act Vote, but will not have an effect on Proposals that require a plurality of votes cast for approval.

Simultaneous Meetings. The Meeting is to be held at the same time for both Funds. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

Adjournment. The Meeting as to either Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Funds are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for the next meeting of shareholders of such Fund should send his or her written proposal to the Fund’s offices: for the Foreign Fund (before the Reorganization) – One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary; for the New Foreign Fund (if the Reorganization is approved and completed) and for the Global Fund – 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Secretary, so that it is received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Fund’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card(s) will vote on such matters in accordance with the views of management.

By Order of the Boards of Trustees,

Lori A. Weber

Vice President

August 24, 2015

Exhibit A-1

FORM OF

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of [                ], 2015, between FRANKLIN TEMPLETON INTERNATIONAL TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), on behalf of its separate series, TEMPLETON FOREIGN SMALLER COMPANIES FUND (hereinafter referred to as the “Fund”), and TEMPLETON INVESTMENT COUNSEL, LLC (hereinafter referred to as the “Investment Manager”).

In consideration of the mutual agreements herein made, the Trust, on behalf of the Fund, and the Investment Manager understand and agree as follows:

(1)          The Investment Manager agrees, during the life of this Agreement, to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section (4) of this Agreement, as may be supplemented from time to time, consistent with the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust and the investment policies adopted and declared by the Trust’s Board of Trustees. In pursuance of the foregoing, the Investment Manager shall make all determinations with respect to the investment and reinvestment of the Fund’s assets and the purchase and sale of its investment securities, and shall take all such steps as may be necessary to implement those determinations.

(2)           The Investment Manager shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as “brokers”) for the execution of the Fund’s portfolio transactions consistent with the Trust’s brokerage policy and, when applicable, the negotiation of commissions in connection therewith.

All decisions and placements shall be made in accordance with the following principles:

(A)          Purchase and sale orders will usually be placed with brokers which are selected by the Investment Manager as able to achieve “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is executed, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

(B)           In selecting brokers for portfolio transactions, the Investment Manager shall take into account its past experience as to brokers qualified to achieve “best execution,” including brokers who specialize in any foreign securities held by the Fund.

(C)          The Investment Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund and/or other accounts, if any, for which the Investment Manager exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust’s brokerage policy; that the research services provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities, and that the commissions were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness, and frequency of research studies which are provided for the Investment Manager are useful to the Investment Manager in performing its

A-1-1

advisory services under its Agreement. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Investment Manager for any of its accounts, and not all such research may be used by the Investment Manager for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

(D)          Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

(3)           Decisions on proxy voting shall be made by the Investment Manager and as may be requested from time to time by a sub-adviser unless the Trust’s Board of Trustees determines otherwise. Pursuant to its authority, the Investment Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time or as may be requested from time to time by a sub-adviser, and shall not be required to seek or take instructions from the Fund with respect thereto. With respect to litigation, class action settlements or regulatory actions relating to securities held by the Fund, the Investment Manager and any sub-adviser shall comply with such policies and procedures relating to such matters as may be adopted from time to time by the Board of Trustees on behalf of the Trust.

(4)          The Investment Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any other service provider to the Fund: (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Investment Manager or its affiliates. Nothing in this Agreement shall obligate the Investment Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.

(5)           It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Investment Manager herein, which expenses payable by the Fund shall include:

(A)           Fees and expenses paid to the Investment Manager as provided herein;

(B)          Expenses of all audits of the Fund by independent public accountants;

(C)           Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of shares with respect to the Fund;

(D)           Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

(E)           Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Investment Manager or its affiliates;

(F)           Taxes levied against the Fund;

(G)          Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

A-1-2

(H)           Costs, including the interest expense, of borrowing money;

(I)          Costs incident to meetings of the Board of Trustees of the Trust and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Trust’s legal existence, except as otherwise agreed to by the Trust, on behalf of the Fund, and the Investment Manager or its affiliates;

(J)           Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

(K)           Trustees’ fees and expenses of trustees who are not directors, officers, employees or stockholders of the Investment Manager or any of its affiliates;

(L)           Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws, including the printing and mailing of prospectuses to its shareholders and any other related regulatory expenses;

(M)           Trade association dues;

(N)          The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

(O)           The Fund’s portion of the cost of any proxy voting service used on its behalf.

(6)           The Fund agrees to pay to the Investment Manager a monthly fee in dollars, at the annual rate of the Fund’s average daily net assets, as listed below, payable at the end of each calendar month:

1.00% of the value of net assets up to and including $100,000,000;

0.90% of the value of net assets over $100,000,000 up to and including $250,000,000;

0.80% of the value of net assets over $250,000,000 up to and including $500,000,000; and

0.75% of the value of net assets over $500,000,000.

The management fee payable by the Fund shall be reduced or eliminated to the extent that Franklin/Templeton Distributors, Inc. has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith. The Investment Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Investment Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

(7)           The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (each, a “Sub-Adviser”) to perform, and thereby delegates to any such Sub-Adviser, some or all of the services for the Fund for which it is responsible under Sections (1) and (2) of this Agreement or as the Investment Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund’s investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, and the approval of the Fund’s shareholders, if required. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Fund’s investment policies and restrictions. The Investment Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if any is required, is obtained. The Investment Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund with a view to preventing violations of all applicable federal, state and foreign laws and regulations, any applicable procedures adopted by the Trust’s Board of Trustees, and the provisions of the Fund’s Registration Statement filed on Form N-1A as supplemented or amended from time to time.

The Investment Manager also may, at its expense, delegate to one or more entities some or all of the services for the Fund set forth in Section (4) of this Agreement for which the Investment Manager is responsible under this Agreement. The Investment Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties. Notwithstanding any delegation pursuant to this section, the Investment Manager will continue to have responsibility

A-1-3

and liability for all such services provided to the Fund under this Agreement and will supervise each delegate in its performance of its duties for the Fund with a view to preventing violations of the federal securities laws.

(8)          In performing the services set forth in this Agreement, the Investment Manager:

(A)           shall conform with the Investment Company Act of 1940 (the “1940 Act”) and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust’s Board, and with the provisions of the Fund’s Registration Statement filed on Form N-1A as supplemented or amended from time to time;

(B)           will make available to the Trust, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Investment Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(9)           This Agreement shall be effective as of the date first written above and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Trust’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust’s Board of Trustees as a whole.

(10)           Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party, provided that termination by the Trust is approved by vote of a majority of the Trust’s Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).

(11)          In the event this Agreement is terminated and the Investment Manager no longer acts as Investment Manager to the Fund, the Investment Manager reserves the right to withdraw from the Fund the use of the name “Templeton” or any name misleadingly implying a continuing relationship between the Fund and the Investment Manager or any of its affiliates.

(12)           Except as may otherwise be provided by the 1940 Act, neither the Investment Manager nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under this Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part or by reason of reckless disregard of the Investment Manager’s duties under this Agreement. It is hereby understood and acknowledged by the Trust that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Investment Manager. It is further understood and acknowledged by the Fund that investment decisions made on behalf of the Fund by the Investment Manager are subject to a variety of factors which may affect the values and income generated by the Fund’s portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Investment Manager will not always be profitable or prove to have been correct.

(13)          Notwithstanding the foregoing, the Investment Manager agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees’ fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements or amendments to its Registration Statement or similar documents, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust incurs as the result of action or inaction of the Investment Manager or any of its affiliates or any of their officers, directors, employees or stockholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the stock or control of the Investment Manager or its affiliates (or litigation related to any pending or proposed or future transaction in such shares or control); or, (ii) is within the control of the Investment Manager or any of its affiliates or any of their officers, directors, employees or stockholders. The Investment Manager shall not be obligated pursuant to the provisions of this Section (13), to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a shareholder seeking to recover all or a portion of the proceeds derived by any stockholder of the Investment Manager or any of its affiliates from the sale of his shares of the Investment Manager, or similar matters. So long as this Agreement is in effect, the Investment Manager shall pay to the Trust, as

A-1-4

relevant, the amount due for expenses subject to this Section (13) within thirty (30) days after a bill or statement has been received by the Investment Manager therefor. This provision shall not be deemed to be a waiver of any claim the Trust may have or may assert against the Investment Manager or others for costs, expenses or damages heretofore incurred by the Trust or for costs, expenses or damages the Trust may hereafter incur which are not reimbursable to it hereunder.

(14)           It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. When the Investment Manager determines to buy or sell the same security for the Fund that the Investment Manager or one or more of its affiliates has selected for clients of the Investment Manager or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Investment Manager, with approval by the Trust’s Board of Trustees, to be impartial and fair.

(15)          This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any rules, regulations and orders thereunder.

(16)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(17)           Nothing herein shall be construed as constituting the Investment Manager an agent of the Trust.

(18)          Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Investment Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

FRANKLIN TEMPLETON INTERNATIONAL TRUST, on behalf of
TEMPLETON FOREIGN SMALLER COMPANIES FUND

By:

Title:

TEMPLETON INVESTMENT COUNSEL, LLC

By:

Title:

A-1-5

Exhibit A-2

FORM OF

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of [                    ], 2015, between TEMPLETON GLOBAL SMALLER COMPANIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Fund”), and TEMPLETON INVESTMENT COUNSEL, LLC (hereinafter referred to as the “Investment Manager”).

In consideration of the mutual agreements herein made, the Fund and the Investment Manager understand and agree as follows:

(1)           The Investment Manager agrees, during the life of this Agreement, to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section (4) of this Agreement, as may be supplemented from time to time, consistent with the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust and the investment policies adopted and declared by the Fund’s Board of Trustees. In pursuance of the foregoing, the Investment Manager shall make all determinations with respect to the investment and reinvestment of the Fund’s assets and the purchase and sale of its investment securities, and shall take all such steps as may be necessary to implement those determinations.

(2)          The Investment Manager shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as “brokers”) for the execution of the Fund’s portfolio transactions consistent with the Fund’s brokerage policy and, when applicable, the negotiation of commissions in connection therewith.

All decisions and placements shall be made in accordance with the following principles:

(A)          Purchase and sale orders will usually be placed with brokers which are selected by the Investment Manager as able to achieve “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is executed, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

(B)           In selecting brokers for portfolio transactions, the Investment Manager shall take into account its past experience as to brokers qualified to achieve “best execution,” including brokers who specialize in any foreign securities held by the Fund.

(C)          The Investment Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund and/or other accounts, if any, for which the Investment Manager exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund’s brokerage policy; that the research services provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities, and that the commissions were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness, and frequency of research studies which are provided for the Investment Manager are useful to the Investment Manager in performing its

A-2-1

advisory services under its Agreement. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Investment Manager for any of its accounts, and not all such research may be used by the Investment Manager for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

(D)          Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

(3)           Decisions on proxy voting shall be made by the Investment Manager and as may be requested from time to time by a sub-adviser unless the Fund’s Board of Trustees determines otherwise. Pursuant to its authority, the Investment Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time or as may be requested from time to time by a sub-adviser, and shall not be required to seek or take instructions from the Fund with respect thereto. With respect to litigation, class action settlements or regulatory actions relating to securities held by the Fund, the Investment Manager and any sub-adviser shall comply with such policies and procedures relating to such matters as may be adopted from time to time by the Board of Trustees on behalf of the Fund.

(4)          The Investment Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any other service provider to the Fund: (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Nothing in this Agreement shall obligate the Fund to pay any compensation to the officers of the Fund who are officers, directors, stockholders or employees of the Investment Manager or its affiliates. Nothing in this Agreement shall obligate the Investment Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Fund to perform services on behalf of the Fund.

(5)           It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Investment Manager herein, which expenses payable by the Fund shall include:

(A)           Fees and expenses paid to the Investment Manager as provided herein;

(B)          Expenses of all audits of the Fund by independent public accountants;

(C)           Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of shares with respect to the Fund;

(D)           Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

(E)           Salaries and other compensations of executive officers of the Fund who are not officers, directors, stockholders or employees of the Investment Manager or its affiliates;

(F)           Taxes levied against the Fund;

(G)          Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

A-2-2

(H)           Costs, including the interest expense, of borrowing money;

(I)          Costs incident to meetings of the Board of Trustees of the Fund and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s legal existence, except as otherwise agreed to by the Fund and the Investment Manager or its affiliates;

(J)           Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

(K)           Trustees’ fees and expenses of trustees who are not directors, officers, employees or stockholders of the Investment Manager or any of its affiliates;

(L)           Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws, including the printing and mailing of prospectuses to its shareholders and any other related regulatory expenses;

(M)           Trade association dues;

(N)          The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

(O)           The Fund’s portion of the cost of any proxy voting service used on its behalf.

(6)           The Fund agrees to pay to the Investment Manager a monthly fee in dollars, at the annual rate of the Fund’s average daily net assets, as listed below, payable at the end of each calendar month:

0.900% up to and including $200 million;

0.885% over $200 million, up to and including $700 million;

0.850% over $700 million, up to and including $1 billion;

0.830% over $1 billion, up to and including $1.2 billion;

0.805% over $1.2 billion, up to and including $5 billion;

0.785% over $5 billion, up to and including $10 billion;

0.765% over $10 billion, up to and including $15 billion;

0.745% over $15 billion, up to and including $20 billion; and

0.725% in excess of $20 billion.

The management fee payable by the Fund shall be reduced or eliminated to the extent that Franklin/Templeton Distributors, Inc. has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith. The Investment Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Investment Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

(7)          The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (each, a “Sub-Adviser”) to perform, and thereby delegates to any such Sub-Adviser, some or all of the services for the Fund for which it is responsible under Sections (1) and (2) of this Agreement or as the Investment Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund’s investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, and the approval of the Fund’s shareholders, if required. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Fund’s investment policies and restrictions. The Investment Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if any is required,

A-2-3

is obtained. The Investment Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund with a view to preventing violations of all applicable federal, state and foreign laws and regulations, any applicable procedures adopted by the Fund’s Board of Trustees, and the provisions of the Fund’s Registration Statement filed on Form N-1A as supplemented or amended from time to time.

The Investment Manager also may, at its expense, delegate to one or more entities some or all of the services for the Fund set forth in Section (4) of this Agreement for which the Investment Manager is responsible under this Agreement. The Investment Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties. Notwithstanding any delegation pursuant to this section, the Investment Manager will continue to have responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each delegate in its performance of its duties for the Fund with a view to preventing violations of the federal securities laws.

(8)           In performing the services set forth in this Agreement, the Investment Manager:

(A)           shall conform with the Investment Company Act of 1940 (the “1940 Act”) and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Fund’s Board, and with the provisions of the Fund’s Registration Statement filed on Form N-1A as supplemented or amended from time to time;

(B)           will make available to the Fund, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Investment Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(9)           This Agreement shall be effective as of the date first written above and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Fund’s Board of Trustees as a whole.

(10)           Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party, provided that termination by the Fund is approved by vote of a majority of the Fund’s Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).

(11)          In the event this Agreement is terminated and the Investment Manager no longer acts as Investment Manager to the Fund, the Investment Manager reserves the right to withdraw from the Fund the use of the name “Templeton” or any name misleadingly implying a continuing relationship between the Fund and the Investment Manager or any of its affiliates.

(12)           Except as may otherwise be provided by the 1940 Act, neither the Investment Manager nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under this Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part or by reason of reckless disregard of the Investment Manager’s duties under this Agreement. It is hereby understood and acknowledged by the Fund that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Investment Manager. It is further understood and acknowledged by the Fund that investment decisions made on behalf of the Fund by the Investment Manager are subject to a variety of factors which may affect the values and income generated by the Fund’s portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Investment Manager will not always be profitable or prove to have been correct.

(13)           Notwithstanding the foregoing, the Investment Manager agrees to reimburse the Fund for any and all costs, expenses, and counsel and trustees’ fees reasonably incurred by the Fund in the preparation, printing and distribution of proxy statements or amendments to its Registration Statement or similar documents, holdings of meetings of its shareholders or trustees, the

A-2-4

conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Fund incurs as the result of action or inaction of the Investment Manager or any of its affiliates or any of their officers, directors, employees or stockholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the stock or control of the Investment Manager or its affiliates (or litigation related to any pending or proposed or future transaction in such shares or control); or, (ii) is within the control of the Investment Manager or any of its affiliates or any of their officers, directors, employees or stockholders. The Investment Manager shall not be obligated pursuant to the provisions of this Section (13), to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or civil litigation by the Fund or a shareholder seeking to recover all or a portion of the proceeds derived by any stockholder of the Investment Manager or any of its affiliates from the sale of his shares of the Investment Manager, or similar matters. So long as this Agreement is in effect, the Investment Manager shall pay to the Fund, as relevant, the amount due for expenses subject to this Section (13) within thirty (30) days after a bill or statement has been received by the Investment Manager therefor. This provision shall not be deemed to be a waiver of any claim the Fund may have or may assert against the Investment Manager or others for costs, expenses or damages heretofore incurred by the Fund or for costs, expenses or damages the Fund may hereafter incur which are not reimbursable to it hereunder.

(14)           It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. When the Investment Manager determines to buy or sell the same security for the Fund that the Investment Manager or one or more of its affiliates has selected for clients of the Investment Manager or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Investment Manager, with approval by the Fund’s Board of Trustees, to be impartial and fair.

(15)           This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any rules, regulations and orders thereunder.

(16)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(17)           Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

(18)          Each party acknowledges and agrees that all obligations of the Fund under this Agreement are binding only with respect to assets of the Fund; that any liability of the Fund under this Agreement with respect to the Fund, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; and the Investment Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Fund, or the trustees, officers, employees or agents of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By:

Title:

TEMPLETON INVESTMENT COUNSEL, LLC

By:

Title:

A-2-5

Exhibit B

FORM OF

SUBADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT made as of [    ] day of [            ], 2015, by and between TEMPLETON INVESTMENT COUNSEL, LLC (“TICL”), a Delaware limited liability company, and FRANKLIN TEMPLETON INVESTMENTS CORP. (“FTIC”), an Ontario, Canada corporation.

WITNESSETH

WHEREAS, TICL and FTIC are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, TICL, pursuant to an investment management agreement (“Investment Management Agreement”), has been retained to render investment advisory services to [                    ] (the “Fund”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, from time to time, members of the Fund’s portfolio management team will be employed by FTIC, and TICL wishes to enter into this Agreement with FTIC to enable such persons to perform their responsibilities as members of the Fund’s portfolio management team.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.           TICL hereby retains FTIC and FTIC hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

(a)           Subject to the overall policies, control, direction and review of the Fund’s Board of Trustees (the “Board”) and to the instructions and supervision of TICL, FTIC agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund. TICL will continue to provide all research services in respect of the Fund and have full responsibility for all investment advisory services provided to the Fund.

(b)           Both FTIC and TICL may place all purchase and sale orders on behalf of the Fund.

(c)           Unless otherwise instructed by TICL or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by TICL or by the Board, FTIC shall report daily all transactions effected by FTIC on behalf of the Fund to TICL and to other entities as reasonably directed by TICL or the Board.

(d)           For the term of this Agreement, FTIC shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

(e)           In performing its services under this Agreement, FTIC shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, and in the Fund’s Agreement and Declaration of Trust, and to the investment guidelines most recently established by TICL and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

(f)            In carrying out its duties hereunder, FTIC shall comply with all reasonable instructions of the Fund or TICL in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Board or by any other person authorized by a resolution of the Board, provided a certified copy of such resolutions has been supplied to FTIC.

2.           In performing the services described above, FTIC shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, FTIC may, to the extent authorized by law and in accordance with the terms of the Fund’s Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker. To the extent authorized by applicable law, FTIC shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.           (a)          TICL shall pay to FTIC a monthly fee in U.S. dollars equal to 10% of the net investment advisory fee payable by the Fund to TICL (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTIC during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to TICL shall equal (i) 96% of an amount equal to the total investment management fees payable to TICL, minus any Fund fees and/or expenses waived or reimbursed by TICL, minus (ii) any fees payable by TICL to Franklin Templeton Services, LLC for fund administrative services.

The subadvisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by TICL relating to the previous month.

(b)           If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.          It is understood that the services provided by FTIC are not to be deemed exclusive. TICL acknowledges that FTIC may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”). TICL agrees that FTIC may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, FTIC may use information furnished by others to TICL and FTIC in providing services to other such Clients.

5.           TICL agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.          During the term of this Agreement, FTIC will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and TICL will be responsible for all of their respective expenses and liabilities.

7.           FTIC shall, unless otherwise expressly provided and authorized, have no authority to act for or represent TICL or the Fund in any way, or in any way be deemed an agent for TICL or the Fund.

8.           FTIC will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FTIC may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.          This Agreement shall become effective as of the date first written above and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Fund’s Board of Trustees as a whole.

10.           (a)          Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to TICL and FTIC, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by TICL or FTIC upon not less than sixty (60) days’ written notice to the other party.

(b)           This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Investment Management Agreement between TICL and the Fund.

11.           (a)          In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FTIC, neither FTIC nor any of its directors, officers, employees or affiliates shall be subject to liability to TICL or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)           Notwithstanding paragraph 11(a), to the extent that TICL is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by FTIC pursuant to authority delegated as described in Paragraph 1(a), FTIC shall indemnify TICL and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c)           No provision of this Agreement shall be construed to protect any director or officer of TICL or FTIC from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

12.          In compliance with the requirements of Rule 31a-3 under the 1940 Act, FTIC hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. FTIC further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13.          Upon termination of FTIC’s engagement under this Agreement or at the Fund’s direction, FTIC shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and books of accounts which are in the possession or control of FTIC and relate directly and exclusively to the performance by FTIC of its obligations under this Agreement; provided, however, that FTIC shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case FTIC shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or FTIC’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.           TICL will furnish to FTIC properly certified or authenticated copies of the resolutions of the Board authorizing the appointment of FTIC and approving this Agreement as soon as such copies are available.

16.           Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

(i)	to TICL:

300 S.E. 2nd Street Fort Lauderdale, Florida 33301-1923 Facsimile: 954-527-7329
(ii)	to FTIC:

200 King Street West, Suite 1500 Toronto, Ontario, Canada M5H 3T4 Facsimile: 416-364-4708

17.           This Agreement shall be interpreted in accordance with and governed by the laws of the State of Florida.

18.           FTIC acknowledges that it has received notice of and accepts the limitations of the Fund’s liability as set forth in its Agreement and Declaration of Trust. FTIC agrees that the Fund’s obligations hereunder shall be limited to the assets of the Fund, and that FTIC shall not seek satisfaction of any such obligation from any shareholders of the Fund nor from any trustee, officer, employee or agent of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

TEMPLETON INVESTMENT COUNSEL, LLC

By:
[Name]
[Title]

FRANKLIN TEMPLETON INVESTMENTS CORP.
By:
[Name]
[Title]

Exhibit C

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of this       day of             , 2015 by and between Franklin Templeton International Trust, a Delaware statutory trust (“FTIT”), on behalf of Templeton Foreign Smaller Companies Fund (“TFSCF”), and Templeton Global Investment Trust, a Delaware statutory trust (“TGIT”), on behalf of Templeton Foreign Smaller Companies Fund (“New TFSCF”). FTIT, on behalf of TFSCF, and TGIT, on behalf of New TFSCF, are hereinafter collectively referred to as the “parties,” and individually, “party.”

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.               Plan of Reorganization.

(a)        Upon satisfaction of the conditions precedent described in Section 3 hereof, FTIT, on behalf of TFSCF, will convey, transfer and deliver to TGIT, on behalf of New TFSCF, at the closing provided for in Section 2 (hereinafter referred to as the “Closing”), all of TFSCF’s then-existing assets (the “Assets”), such Assets to become the Assets of New TFSCF. In consideration thereof, TGIT, on behalf of New TFSCF, agrees at the Closing (i) to assume and pay when due all obligations and liabilities of TFSCF (including TFSCF’s portion of any obligation and liability of FTIT), existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of New TFSCF; and (ii) to deliver to FTIT, on behalf of TFSCF, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of New TFSCF, equal in number to the number of full and fractional shares of beneficial interest, without par value, of TFSCF outstanding at the time of calculation of TFSCF’s net asset value (“NAV”) on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986 (the “Code”). FTIT shall distribute to TFSCF’s shareholders the shares of New TFSCF in accordance with this Agreement and the resolutions of the Board of Trustees of FTIT (the “FTIT Board”) authorizing the transactions contemplated by this Agreement. New TFSCF is newly organized to acquire the Assets and Liabilities of TFSCF and has no assets and has carried on no business activities prior to the consummation of the Reorganization described herein.

(b)         In order to effect the delivery of shares described in Section 1(a)(ii) hereof, TGIT, on behalf of New TFSCF, will establish an open account for each shareholder of TFSCF and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the class of New TFSCF equal to the number of full and fractional shares of beneficial interest of the class such shareholder holds in TFSCF at the time of calculation of the TFSCF’s NAV on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of New TFSCF will be carried to the third decimal place. At the time of calculation of TFSCF’s NAV on the business day immediately preceding the Effective Date of the Reorganization, the NAV per share of each class of New TFSCF shall be deemed to be the same as the NAV per share of each corresponding class of TFSCF. On the Effective Date of the Reorganization, each certificate representing shares of TFSCF, if any, will be deemed to represent the same number of shares of New TFSCF. Simultaneously with such crediting of the shares of New TFSCF to the shareholders of record of TFSCF, the shares of TFSCF held by such shareholders shall be cancelled. Each shareholder of TFSCF will have the right to deliver their share certificates of TFSCF to New TFSCF in exchange for share certificates of New TFSCF. However, a shareholder need not deliver such certificates to New TFSCF unless the shareholder so desires.

(c)        As soon as practicable after the Effective Date of the Reorganization, FTIT shall take all necessary steps under Delaware law to effect a complete liquidation, dissolution and termination of TFSCF as a series of FTIT.

(d)        The expenses of entering into and carrying out this Agreement will be borne by TFSCF to the extent not paid by its investment manager.

2.               Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to TGIT, on behalf of New TFSCF, in exchange for the assumption and payment, when due, by TGIT, on behalf of New TFSCF, of the Liabilities of TFSCF; and (ii) the issuance and delivery of New TFSCF’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of TFSCF at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree (“Effective Date of the Reorganization”).

3.               Conditions Precedent.

The obligations of FTIT, on behalf of TFSCF, and TGIT, on behalf of New TFSCF, to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

(a)        Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

(b)         (i) One or more post-effective amendments to TGIT’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933 and the Investment Company Act of 1940 (the “1940 Act”), containing such amendments to such Registration Statement as are determined, under the supervision of the Board of Trustees of TGIT (the “TGIT Board,” and together with the FTIT Board, the “Boards” or individually, a “Board”), to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the most recent post-effective amendment or amendments to TGIT’s Registration Statement, with respect to the shares of New TFSCF to be delivered to TFSCF’s shareholders in accordance with this Agreement, shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

(c)        Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley Ronon Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to FTIT, on behalf of TFSCF, or its shareholders, or TGIT, on behalf of New TFSCF;

(d)        FTIT, on behalf of TFSCF, shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to FTIT, to the effect that (i) TGIT is a statutory trust duly formed, in good standing and having a legal existence under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of TGIT, on behalf of New TFSCF, and this Agreement is a legal, valid and binding agreement of TGIT in accordance with its terms; and (iii) the shares of TGIT, on behalf of New TFSCF, to be issued in the reorganization, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable;

(e)        TGIT, on behalf of New TFSCF, shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to TGIT, to the effect that: (i) FTIT is a statutory trust duly formed, in good standing and having a legal existence under the laws of the State of Delaware; and (ii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of FTIT, on behalf of TFSCF, and this Agreement is a legal, valid and binding agreement of FTIT in accordance with its terms;

(f)         The shares of TGIT, on behalf of New TFSCF, are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of TFSCF are currently eligible for offering to the public so as to permit the issuance and delivery by TGIT of the shares of New TFSCF contemplated by this Agreement to be consummated;

(g)        This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the FTIT Board, on behalf of TFSCF, and the shareholders of TFSCF;

(h)        The shareholders of TFSCF shall have voted to direct TFSCF to vote, and TFSCF shall have voted, as sole shareholder of each class of shares of New TFSCF, to:

(1)         Approve an Investment Management Agreement between Templeton Investment Counsel, LLC (the “Investment Manager”) and TGIT, on behalf of New TFSCF, which is substantially identical to the then-current Investment Management Agreement between the Investment Manager and FTIT with respect to TFSCF; and

(2)        Approve a Subadvisory Agreement between the Investment Manager and Franklin Templeton Investments Corp. (the “Subadviser”) for New TFSCF, which is substantially identical to the then-current Subadvisory Agreement between the Investment Manager and the Subadviser for TFSCF; and

(3)         Approve New TFSCF’s reliance upon the manager of manager’s order received by Franklin Templeton Investments, and on which New TFSCF may rely, from the U.S. Securities and Exchange Commission and its operation in a manager of managers structure whereby the Investment Manager would be permitted to: (i) hire an investment manager to serve as a subadviser to New TFSCF; (ii) terminate a subadviser and hire one or more other subadvisers; and (iii) materially amend sub-advisory agreements with subadvisers, each without obtaining the approval of the shareholders of New TFSCF, but subject to the approval of the TGIT Board, including a majority of the Trustees who are not “interested persons” of TGIT (as that term is defined in the 1940 Act).

(i)        The Trustees of TGIT shall have duly adopted and approved this Agreement and the transactions contemplated hereby, including authorization of the issuance and delivery by TGIT of shares of New TFSCF on the Effective Date of the Reorganization and the assumption by TGIT of the Liabilities of TFSCF in exchange for the Assets of TFSCF pursuant to the terms and provisions of this Agreement, and shall have taken the following actions at a meeting duly called:

(1)        Approval of the Investment Management Agreement described in paragraph (h)(1) of this Section 3 between the Investment Manager and TGIT on behalf of New TFSCF;

(2)         Approval of the Subadvisory Agreement described in paragraph (h)(2) of this Section 3 between the Investment Manager and the Sub-adviser with respect to New TFSCF;

(3)        Approval of an amendment to the custody agreement between TGIT and JPMorgan Chase Bank to reflect the addition of New TFSCF;

(4)        Selection of PricewaterhouseCoopers LLP as New TFSCF’s independent auditors for the fiscal year ending October 31, 2015;

(5)        Approval of an amendment to the distribution agreement between TGIT and Franklin/Templeton Distributors, Inc., to reflect the addition of New TFSCF;

(6)        Approval of a form of selling agreement between Franklin/Templeton Distributors, Inc. and securities dealers, including any amendment(s) to the form of selling agreement;

(7)        Approval of distribution plans by TGIT pursuant to Rule 12b-1 under the 1940 Act relating to each of Class A and Class C on behalf of New TFSCF;

(8)        Approval of a multiple class plan pursuant to Rule 18f-3;

(9)        Approval of an amendment to the Amended and Restated Transfer Agent and Shareholder Services Agreement with Franklin Templeton Investor Services, LLC to reflect the addition of New TFSCF;

(10)         Authorization of the issuance by TGIT of one share of each class of New TFSCF to FTIT, on behalf of TFSCF, in consideration for the payment of $1.00 for each such share for the purpose of enabling FTIT, on behalf of TFSCF, to vote on the matters referred to in paragraph (h) of this Section 3, and the subsequent redemption of such shares, all prior to the Effective Date of the Reorganization; and

(11)        Submission of the matters referred to in paragraph (h) of this Section 3 to FTIT, on behalf of TFSCF, as sole shareholder of New TFSCF.

At any time prior to the Closing, any of the foregoing conditions may be waived or amended by the party who is entitled to the benefit thereof if, in the judgment of such party, such waiver or amendment will not affect in a materially adverse way the benefits intended to be accorded to the party’s shareholders under this Agreement.

4.               Termination.

Each Board may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of TFSCF, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

5.               Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

6.               Further Assurances; Other Agreements.

FTIT, on behalf of TFSCF, and TGIT, on behalf of New TFSCF, shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

FTIT, on behalf of TFSCF, acknowledges and agrees that this Agreement has been made and executed by TGIT, on behalf of New TFSCF, and is not executed or made by the officers or Trustees of TGIT individually, but only as officers and Trustees under TGIT’s Agreement and Agreement and Declaration of Trust, as amended and restated to date, and that the obligations of New TFSCF hereunder are not binding upon any of the Trustees, officers or shareholders of TGIT individually, but bind only the estate of New TFSCF.

TGIT, on behalf of New TFSCF, acknowledges and agrees that this Agreement has been made and executed by FTIT, on behalf of TFSCF, and is not executed or made by the officers or Trustees of FTIT individually, but only as officers and Trustees under FTIT’s Agreement and Agreement and Declaration of Trust, as amended and restated to date, and that the obligations of TFSCF hereunder are not binding upon any of the Trustees, officers or shareholders of FTIT individually, but bind only the estate of TFSCF.

7.               Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

8.               Governing Law.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, FTIT, on behalf of TFSCF, and TGIT, on behalf of New TFSCF, have each caused this Agreement and Plan of Reorganization to be executed on its behalf by an authorized officer and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

FRANKLIN TEMPLETON INTERNATIONAL TRUST, on behalf of TEMPLETON FOREIGN SMALLER COMPANIES FUND

Attest:

By:	By:
Name:	Name:
Title:	Title:

TEMPLETON GLOBAL INVESTMENT TRUST, on behalf of TEMPLETON FOREIGN SMALLER COMPANIES FUND

Attest:

By:	By:
Name:	Name:
Title:	Title:

Exhibit D

NOMINATING COMMITTEE CHARTER

I.          The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.         Board Nominations and Functions.

1.    The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.    The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.    The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.    The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.       Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.       Other Powers and Responsibilities.

1.    The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.    The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.    The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.    A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.     The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

D-1

Exhibit E

OUTSTANDING SHARES AND CLASSES OF THE FUNDS

AS OF JULY 28, 2015

Trust/Fund Name/Class	Number of Outstanding Shares
FRANKLIN TEMPLETON INTERNATIONAL TRUST —
Templeton Foreign Smaller Companies Fund
Class A Shares	5,069,965.736
Class C Shares	681,263.763
Class R6 Shares	52,598.865
Advisor Class Shares	2,131,019.698

TEMPLETON GLOBAL SMALLER COMPANIES FUND
Class A Shares	115,865,392.225
Class C Shares	4,693,790.845
Class R6 Shares	2,681,935.602
Advisor Class Shares	5,135,831.355

E-1

Exhibit F

PRINCIPAL HOLDERS OF FUND SHARES AS OF JULY 28, 2015

As of July 28, 2015, the following shareholders owned beneficially 5% or more of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Trust/Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
FRANKLIN TEMPLETON INTERNATIONAL TRUST
Templeton Foreign Smaller Companies Fund
Class A Shares	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	902,382.786	17.841
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	730,112.495	14.435
	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	544,044.461	10.756
Class C Shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	109,920.793	16.154
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	95,581.224	14.047
	MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311-1114	66,919.997	9.834
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	57,767.991	8.489
Class R6 Shares	RELIANCE TRUST COMPANY TRSTE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620 F-1	52,598.865	100.000
Class Advisor Shares	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	580,961.370	27.270
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	456,955.140	21.449
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	228,311.760	10.716
	INVESTORS BANK TRUST FBO VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE FL 2 HARRISON NY 10528-2425	155,376.118	7.293
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	114,379.655	5.368
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	106,630.091	5.005
TEMPLETON GLOBAL SMALLER COMPANIES FUND
Class A Shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	44,080,315.042	38.025
Class C Shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	828,692.080	17.657
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	559,028.032	11.911
	MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311-1114	412,339.448	8.786
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97GJ2 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	317,050.259	6.755
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	289,921.109	6.177
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	285,971.483	6.093
Class R6 Shares	MERRILL LYNCH PIERCE FENNER & SMITH FOR SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484 F-2	2,681,935.602	100.000
Class Advisor Shares	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,100,883.534	21.464
	FIRST COMMAND BANK P O BOX 901075 FORT WORTH TX 76101-2075	566,345.454	11.042
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	521,471.351	10.167
	MERRILL LYNCH PIERCE FENNER & SMITH ITS CUSTOMERS ATTN FUND ADMINISTRATION 97N49 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	454,612.486	8.863
	MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311-1114	369,720.046	7.208
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	362,459.229	7.067

F-3

TL PROXY 08/15

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 27, 2015.

The Fund's Notice of Special Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at www.franklintempleton.com.
The form of Proxy on the Internet site cannot be used to cast your vote.

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

┌		┐
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

	CALL:	To vote by phone call toll-free 1-888-502-0385 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/franklintempleton and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

FRANKLIN TEMPLETON INTERNATIONAL TRUST SPECIAL MEETING OF SHAREHOLDERS OCTOBER 27, 2015

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Foreign Smaller Companies Fund (the "Fund"), a series of Franklin Templeton International Trust, and appoints TARA E. GORMEL, KIMBERLY H. NOVOTNY and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12 Noon, Eastern time, on October 27, 2015, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matter that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This Proxy is solicited on behalf of the Board of Trustees of the above-referenced Trust (the “Trust”), on behalf of the Fund.  It will be voted as specified.  If no specification is made, this Proxy shall be voted FOR Proposal 1, Proposal 2, Proposal 3, and Proposal 4. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT:  PLEASE SEND IN YOUR PROXY TODAY.                               Dated  __________________

                            Signature(s) (Title(s), if applicable)                           (Sign in the Box)

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.

└	YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.	Foreign-Front-1.04 ┘

┌				┐
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY IN THE ENCLOSED ENVELOPE.
The Board of Trustees unanimously recommends a vote FOR Proposals 1, 2, 3 and 4. Using a black ink pen, mark your votes with an X as shown in this example: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment management agreement with Templeton Investment Counsel, LLC.	☐	☐	☐
2.	To approve a new subadvisory agreement with Franklin Templeton Investments Corp.	☐	☐	☐
3.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.	☐	☐	☐
4.	To approve an agreement and plan of reorganization that provides for the reorganization of Templeton Foreign Smaller Companies Fund into a newly created series of Templeton Global Investment Trust.	☐	☐	☐
5.	Proposal 5 not applicable to this Fund.

└		PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.	Foreign-Back-1.07	┘

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 27, 2015.

The Fund's Notice of Special Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at www.franklintempleton.com.
The form of Proxy on the Internet site cannot be used to cast your vote.

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

┌		┐
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

	CALL:	To vote by phone call toll-free 1-888-502-0385 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/franklintempleton and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

TEMPLETON GLOBAL SMALLER COMPANIES FUND SPECIAL MEETING OF SHAREHOLDERS OCTOBER 27, 2015

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the “Fund”), and appoints TARA E. GORMEL, KIMBERLY H. NOVOTNY and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12 Noon, Eastern time, on October 27, 2015, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matter that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This Proxy is solicited on behalf of the Board of Trustees of the above-referenced Fund (the “Fund”).  It will be voted as specified.  If no specification is made, this Proxy shall be voted FOR Proposal 1, Proposal 2, Proposal 3, and Proposal 5. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT:  PLEASE SEND IN YOUR PROXY TODAY.                               Dated  __________________

                            Signature(s) (Title(s), if applicable)                           (Sign in the Box)

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.

└	YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.	Global-Front-1.03 ┘

┌	┐
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY IN THE ENCLOSED ENVELOPE.
The Board of Trustees unanimously recommends a vote FOR Proposals 1, 2, 3 and 5. Using a black ink pen, mark your votes with an X as shown in this example: ☒

FOR	AGAINST	ABSTAIN
1.	To approve a new investment management agreement with Templeton Investment Counsel, LLC.	☐	☐	☐
2.	To approve a new subadvisory agreement with Franklin Templeton Investments Corp.	☐	☐	☐
3.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.	☐	☐	☐
4.	Proposal 4 not applicable to this Fund.
5.	To elect Board of Trustees	FOR ALL	WITHOLD ALL	FOR ALL EXCEPT
(01) Harris J. Ashton (02) Ann Torre Bates (03) Frank J. Crothers (04) Edith E. Holiday	(05) J. Michael Luttig (06) David W. Niemiec (07) Frank. A. Olson (08) Larry D. Thompson	(09) Constantine D. Tseretopoulos (10) Robert E. Wade (11) Rupert H. Johnson, Jr. (12) Gregory E. Johnson	☐	☐	☐

(Instruction: To withhold authority to vote for any nominee(s), mark the FOR ALL EXCEPT box and write name(s) of such nominee above.)

└	PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.	Global-Back-1.06	┘